July 1, 1999 Prospectus for

                                 New York
                  Keyport Advisor Optima Variable Annuity







                 Including Eligible Fund Prospectuses for

                    AIM VARIABLE INSURANCE FUNDS, INC.

               ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

                     LIBERTY VARIABLE INVESTMENT TRUST

                      MITCHELL HUTCHINS SERIES TRUST

                    STEINROE VARIABLE INVESTMENT TRUST

                  TEMPLETON VARIABLE PRODUCTS SERIES FUND

                         Annuities are:
                            not insured by the FDIC;
                            not a deposit or other obligation of, or
                               guaranteed by, the depository institution;
                            subject to investment risks, including the
                               possible loss of principal amount invested.

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                              Prospectus for

                The Keyport Advisor Optima Variable Annuity

                      Group Flexible Purchase Payment
                    Deferred Variable Annuity Contracts

                                 issued by

                            Variable Account A
                                    of
                  Keyport Benefit Life Insurance Company
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This prospectus describes the Keyport Advisor Optima variable annuity group Contracts and Certificates offered by Keyport Benefit Life Insurance Company. All discussion of Certificates applies to the Contracts unless specified otherwise.

Under the Certificate, you may elect to have value accumulate on a variable or fixed basis. You may also elect to receive periodic annuity payments on either a variable or a fixed basis. This prospectus generally describes only the variable features of the Certificate. For a summary of the Fixed Account and its features, see Appendix A. The Certificates are designed to help you in your retirement planning. You may purchase them on a tax qualified or non-tax qualified basis. Because they are offered on a flexible payment basis, you are permitted to make multiple payments.

We will allocate your purchase payments to the investment options and the Fixed Account in the proportions you choose. The Certificate currently offers twenty-four investment options, each of which is a Sub-account of Variable Account A. Currently, you may choose among the following Eligible
Funds:

AIM VARIABLE INSURANCE FUNDS, INC.: AIM V.I. Capital Appreciation Fund; AIM V.I. Growth Fund; and AIM V.I. Value Fund

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.: Global Bond Portfolio; Growth and Income Portfolio; and Technology Portfolio


LIBERTY VARIABLE INVESTMENT TRUST: Colonial High Yield Securities Fund, Variable Series; Colonial International Horizons Fund, Variable Series; Colonial Small Cap Value, Variable Series; Colonial U.S. Growth & Income Fund, Variable Series; Crabbe Huson Real Estate Investment Fund, Variable Series; Liberty All-Star Equity Fund, Variable Series; and Stein Roe Global Utilities Fund, Variable Series

MITCHELL HUTCHINS SERIES TRUST: Balanced Portfolio; Global Growth
Portfolio; Growth Portfolio; Growth and Income Portfolio; Strategic Income Portfolio; and Tactical Allocation Portfolio


STEINROE VARIABLE INVESTMENT TRUST: Stein Roe Balanced Fund, Variable Series; Stein Roe Growth Stock Fund, Variable Series; Stein Roe Money Market Fund, Variable Series; and Stein Roe Mortgage Securities Fund, Variable Series

TEMPLETON VARIABLE PRODUCTS SERIES FUND: Templeton Developing Markets Fund


You may not purchase a Certificate if either you or the Annuitant are over 85 years old before we receive your application. You may not purchase a tax-qualified Certificate if you or the Annuitant are over 75 years old before we receive your application (age 85 applies to Roth IRAs).


The purchase of a Contract or Certificate involves certain risks. Investment performance of the Eligible Funds to which you may allocate purchase payments may vary. We do not guarantee any minimum Certificate Value for amounts allocated to the Eligible Funds. Benefits provided by this Certificate, when based on the Fixed Account, may be subject to a market value adjustment, which may result in an upward or downward adjustment in withdrawal benefits, death benefits, settlement values, transfers to Eligible Funds, or periodic income payments.

The Variable Account may offer other certificates with different features, fees and charges, and other Sub-accounts which may invest in different or additional mutual funds. Separate prospectuses and statements of additional information will describe other certificates. The agent selling the Certificates has information concerning the eligibility for and the availability of the other certificates.


This prospectus contains important information about the Contracts and Certificates you should know before investing. You should read it before investing and keep it for future reference. We have filed a Statement of Additional Information ("SAI") with the Securities and Exchange Commission. The current SAI has the same date as this prospectus and is incorporated by reference in this prospectus. You may obtain a free copy by writing us at 125 High Street, Boston, MA 02110, by calling (800) 437-4466, or by returning the postcard on the back cover of this prospectus. A table of contents for the SAI appears on page 40 of this prospectus.


The date of this prospectus is July 1, 1999.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             TABLE OF CONTENTS
                                                                    Page
Definitions                                                          3
Summary of Certificate Features                                      4

Fee Table                                                            5
Examples                                                             8
Explanation of Fee Table and Examples                                9
Performance Information                                              9

Keyport Benefit and the Variable Account                             11
Purchase Payments and Applications                                   11

Investments of the Variable Account                                  12
  Allocations of Purchase Payments                                   12
  Eligible Funds                                                     12
  Transfer of Variable Account Value                                 16
  Limits on Transfers                                                16
  Substitution of Eligible Funds and Other Variable Account Changes  17
Deductions                                                           17
  Deductions for Certificate Maintenance Charge                      17
  Deductions for Mortality and Expense Risk Charge                   18
  Deductions for Daily Distribution Charge                           18
  Deductions for Surrender Charge                                    18
  Deductions for Transfers of Variable Account Value                 19
  Deductions for Premium Taxes                                       19
  Deductions for Income Taxes                                        19
  Total Variable Account Expenses                                    19
  Certificate Value Deductions                                       19
Other Services                                                       20
The Certificates                                                     23
  Variable Account Value                                             23
  Valuation Periods                                                  23
  Net Investment Factor                                              23
  Modification of the Certificate                                    24
  Right to Revoke                                                    24
Death Provisions for Non-Qualified Certificates                      24
  Death of Primary Owner, Joint Owner or Annuitant                   24
  Death Benefit                                                      25
  Payment of Death Benefit                                           27
Death Provisions for Qualified Certificates                          28
Certificate Ownership                                                28
Assignment                                                           28
Partial Withdrawals and Surrender                                    29
Annuity Provisions                                                   29
  Annuity Benefits                                                   29
  Annuity Option and Income Date                                     29
  Annuity Options                                                    30
  Variable Annuity Payment Values                                    32
  Proof of Age, Sex, and Survival of Annuitant                       33
Suspension of Payments                                               33
Year 2000 Matters                                                    33
Tax Status                                                           34
  Introduction                                                       34
  Taxation of Annuities in General                                   34

  Qualified Plans                                                    37

  Tax-Sheltered Annuities                                            37
  Individual Retirement Annuities                                    37

  Corporate Pension and Profit-Sharing Plans                         38
  Deferred Compensation Plans with Respect to
    Service for State and Local Governments                          38

  Annuity Purchases by Nonresident Aliens                            38
Variable Account Voting Privileges                                   38

Sales of the Certificates                                            39

Legal Proceedings                                                    39
Inquiries by Certificate Owners                                      39
Table of Contents--Statement of Additional Information               40
Appendix A--The Fixed Account (also known as the Modified
  Guaranteed Annuity Account)                                        41
Appendix B--Telephone Instructions                                   45
Appendix C--Systematic Withdrawal Program                            46

                                DEFINITIONS

Accumulation Unit: A unit of measurement which we use to calculate Variable Account Value.

Annuitant: The natural person on whose life annuity benefits are based and who will receive annuity payments starting on the Income Date.

Certificate Anniversary: Each anniversary of the Certificate Date.

Certificate Date: The date when the Certificate becomes effective that is the date when we receive your complete application and initial purchase payment.

Certificate Owner ("you"): The person(s) having the privileges of ownership defined in the Certificate.

Certificate Value: The sum of the Variable Account Value and the Fixed Account Value.

Certificate Withdrawal Value: The Certificate Value increased or decreased by a market value adjustment that applies to any Fixed Account Value less any premium taxes, certificate maintenance charge and surrender charge.

Certificate Year: Each 12-month period beginning on the Certificate Date and each Certificate Anniversary thereafter.

Company ("we", "us", "our", "Keyport Benefit"): Keyport Benefit Life Insurance Company.

Covered Person: The person(s) identified in the Certificate whose death may result in an adjustment of Certificate Value, a waiver of any surrender charges and a waiver of any market value adjustment or whose medical stay in a hospital or nursing facility may allow the Certificate Owner to be eligible for either a total or partial waiver of the surrender charge.

Designated Beneficiary: The person designated to receive any death benefits under the Certificate.

Eligible Funds: The underlying mutual funds in which the Variable Account invests.

Fixed Account: Part of our general account to which purchase payments or Certificate Values may be allocated or transferred.

Fixed Account Value: The value of all Fixed Account amounts accumulated under the Certificate prior to the Income Date.

Guarantee Period Anniversary: An anniversary of a Guarantee Period's Start
Date.

Guarantee Period Month: The first Guarantee Period Month is the monthly period which begins on the Start Date. Later Guarantee Period Months begin on the same day in the following months.

Guarantee Period Year: The 12-month period which begins on the Start Date. Guarantee Period Years thereafter begin on each Guaranteed Period
Anniversary.

In Force: The status of the Certificate before the Income Date so long as it is not totally surrendered, the Certificate Value under a Certificate does not go to zero, and there has not been a death of the Annuitant or any Certificate Owner that will cause the Certificate to end within at most five years of the date of death.

Income Date: The date on which annuity payments are to begin.

Non-Qualified Certificate: Any Certificate that is not issued under a Qualified Plan.

Qualified Certificate: Certificates issued under Qualified Plans.

Qualified Plan: A retirement plan which receives special tax treatment under Sections 401, 403(b), 408(b) or 408A of the Internal Revenue Code ("Code") or a deferred compensation plan for a state and local government or another tax exempt organization under Section 457 of the Code.

Start Date: The date money is first allocated to a Guarantee Period of the Fixed Account.

Variable Account: Variable Account A which is a separate investment account of the Company into which purchase payments under the Certificates may be allocated. The Variable Account is divided into Sub-accounts which invest in shares of an Eligible Fund.

Variable Account Value: The value of all Variable Account amounts accumulated under the Certificate prior to the Income Date.

Written Request: A request written on a form satisfactory to us, signed by you and a disinterested witness, and filed at our office.

                      SUMMARY OF CERTIFICATE FEATURES

Because this is a summary, it does not contain all of the information that may be important to you. You should read the entire prospectus and Statement of Additional Information before deciding to invest. Further, individual state requirements, which are different from the information in this prospectus, are described in supplements to this prospectus or in endorsements to the Certificate.

Purchase of the Certificate

You may (except in Oregon) make multiple purchase payments. The minimum initial payment is $5,000. For individual retirement annuities the minimum payment is $2,000. (See "Purchase Payments and Applications".)

Investment Choices

You can allocate and reallocate your investment among the Sub-accounts of the Variable Account which in turn invest in the following Eligible Funds:

AIM Variable Insurance Funds, Inc. ("AIM Insurance Funds")
  AIM V.I. Capital Appreciation Fund ("AIM Capital Appreciation")
  AIM V.I. Growth Fund ("AIM Growth")
  AIM V.I. Value Fund ("AIM Value")

Alliance Variable Products Series Fund, Inc. ("Alliance Series Fund")
  Global Bond Portfolio ("Alliance Global Bond")
  Growth and Income Portfolio ("Alliance Growth and Income")
  Technology Portfolio ("Alliance Technology")

Liberty Variable Investment Trust ("Liberty Trust")
  Colonial High Yield Securities Fund, Variable Series ("Colonial High
     Yield Securities")
  Colonial International Horizons Fund, Variable Series ("Colonial Int'l
     Horizons")
  Colonial Small Cap Value Fund, Variable Series ("Colonial Small Cap
     Value")

  Colonial U.S. Growth & Income Fund, Variable Series ("Colonial U.S.
     Growth & Income")

  Crabbe Huson Real Estate Investment Fund, Variable Series ("Crabbe
     Huson Real Estate")
  Liberty All-Star Equity Fund, Variable Series ("Liberty All-Star Equity") Stein Roe Global Utilities Fund, Variable Series ("Stein Roe Global
     Utilities")

Mitchell Hutchins Series Trust ("Mitchell Hutchins Trust")
  Balanced Portfolio ("Mitchell Hutchins Balanced")
  Global Growth Portfolio ("Mitchell Hutchins Global Growth")
  Growth Portfolio ("Mitchell Hutchins Growth")
  Growth and Income Portfolio ("Mitchell Hutchins Growth & Income")

  Strategic Income Portfolio ("Mitchell Hutchins Strategic Income")

  Tactical Allocation Portfolio ("Mitchell Hutchins Tactical Allocation")

SteinRoe Variable Investment Trust ("SteinRoe Trust")
  Stein Roe Balanced Fund, Variable Series ("Stein Roe Balanced")
  Stein Roe Growth Stock Fund, Variable Series ("Stein Roe Growth Stock") Stein Roe Money Market Fund, Variable Series ("Stein Roe Money Market") Stein Roe Mortgage Securities Fund, Variable Series ("Stein Roe Mortgage
     Securities")

Templeton Variable Products Series Fund ("Templeton Series Fund")
  Templeton Developing Markets Fund ("Templeton Developing Markets")

Fees and Charges

Please see "Fee Table", "Explanation of Fee Table and Examples" and
"Deductions".

Federal Income Taxes

You will not pay federal income taxes on the increases in the value of your Certificate. However, if you make a withdrawal in the form of a lump sum payment, annuity payment, or make a gift or assignment, you will be subject to federal income taxes on the increases in value of your Certificate and may also be subject to a 10% federal penalty tax. (See "Tax Status".)

Right to Revoke

Generally, you may revoke the Certificate by returning it to us within 10 days after you receive it. We will refund your Certificate Value as of the date we receive the returned Certificate. You will bear the investment risk during the revocation period. (See "Right to Revoke".)

                                 FEE TABLE

                  Certificate Owner Transaction Expenses

Sales Load Imposed on Purchases:                                  0%
Maximum Surrender Charge
  (as a percentage of purchase payments):                         7%

         Years from Date of Payment      Sales Charge
                    1                         7%
                    2                         6%
                    3                         5%
                    4                         4%
                    5                         3%
                    6                         2%
                    7                         1%
                    8 or later                0%

Maximum Total Certificate Owner Transaction Expenses
  (as a percentage of purchase payments):                        7%

Annual Certificate Maintenance Charge:                         $36

Transfer Charge (Maximum of $25):                              $ 0

                     Variable Account Annual Expenses
                  (as a percentage of average net assets)

Mortality and Expense Risk Charge:                               1.25%
Distribution Charge:                                              .15%
Total Variable Account Annual Expenses:                          1.40%


         AIM Insurance Funds, Alliance Series Fund, Liberty Trust, Mitchell Hutchins Trust, SteinRoe Trust and Templeton Series Fund
                             Annual Expenses1
    (After any Fee Waivers and/or Expense Reimbursements -- Numbers in
       Parentheses Represent Expenses Before Any Such Waivers and/or
                             Reimbursements)2
                  (as a percentage of average net assets)


                                                            Total Fund
                            Management  Rule 12b-1  Other   Operating
Fund                           Fees     ___Fees___ Expenses  Expenses

AIM Capital Appreciation        .62%              .05%         .67%
AIM Growth                      .64%              .08%         .72%
AIM Value                       .61%              .05%         .66%
Alliance Global Bond3            .64%(.65%)  .25%  .29%(.53%)  1.18%(1.43%)
Alliance Growth and Income3      .63%        .25%  .10%         .98%
Alliance Technology3             .81%(1.00%) .25%  .14%(.20%)  1.20%(1.45%)
Colonial High Yield Securities  .60%              .20%(1.24%)  .80%(1.84%)
Colonial Int'l Horizons3         .95%        .25%  .20%(.27%)  1.40%(1.47%)
Colonial Small Cap Value        .80%              .20%(3.32%) 1.00%(4.32%)

Colonial U.S. Growth & Income   .80%              .10%         .90%

Crabbe Huson Real Estate3       1.00%        .25%  .20%(.56%)  1.45%(1.81%)
Liberty All-Star Equity         .80%              .20%(.24%)  1.00%(1.04%)
Stein Roe Global Utilities      .65%              .17%         .82%
Mitchell Hutchins Balanced3      .75%        .25%  .44%        1.44%
Mitchell Hutchins Global
   Growth3                       .75%        .25%  .32%        1.32%
Mitchell Hutchins Growth3        .75%        .25%  .30%        1.30%
Mitchell Hutchins Growth
   & Income3                     .70%        .25%  .34%        1.29%

Mitchell Hutchins Strategic
   Income3                       .75%        .25%  .49%        1.49%

Mitchell Hutchins Tactical
   Allocation3                   .50%        .25%  .44%        1.19%
Stein Roe Balanced              .45%              .20%         .65%
Stein Roe Growth Stock          .50%              .20%         .70%
Stein Roe Money Market          .35%              .27%         .62%
Stein Roe Mortgage Securities   .40%              .30%         .70%
Templeton Developing Markets3   1.25%        .25%  .41%        1.91%

The above expenses for the Eligible Funds were provided by the Funds. We have not independently verified the accuracy of the information.


1All Trust and Fund expenses are for 1998 with the exception of those for Colonial International Horizons, Crabbe Huson Real Estate, the Alliance Series Funds, and the first three Mitchell Hutchins Funds (Balanced, Global Growth, and Growth). Fees for Colonial International Horizons and Crabbe Huson Real Estate are estimated since these two Funds commenced operations in June 1999. For the three Alliance Funds, their Class B shares, which include 12b-1 fees, first became available in May 1999. Therefore, the non-12b-1 fees for these three Alliance Funds are estimated based on the 1998 historical expenses of each Fund's Class A shares. For the first three Mitchell Hutchins Funds, their Class I shares, which include 12b-1 fees, first became available in May 1999. Therefore, the non-12b-1 fees for these three Mitchell Hutchins Funds are estimated based on the 1998 historical expenses of each Fund's Class H shares. The AIM Insurance Funds, Alliance Series Fund, Liberty Trust and SteinRoe Trust expenses reflect such Fund's or Trust's manager's agreement to reimburse expenses above certain limits (see footnote 2).


2The manager of AIM Insurance Funds may from time to time waive all or a portion of its advisory fees and/or assume certain expenses of the AIM Insurance Funds. Fee waivers or reductions, other than those contained in the AIM Insurance Funds' advisory agreement, may be modified or terminated at any time. The AIM Insurance Funds' manager did not waive advisory fees or assume expenses as of the date of this prospectus.


The manager of Alliance Series Fund has agreed to continue voluntary expense reimbursements for Alliance Global Bond, Alliance Growth and Income and Alliance Technology for the foreseeable future. Because the Funds did not have Class B shares until May 3, 1999, fees (other than 12b-1 Fees) are estimates for 1999 based on the historical expenses of the Fund's Class A shares. Each percentage shown in the parentheses is an estimate of what the expenses would be in the absence of expense reimbursement: for Alliance Global Bond - .65% for management fees, .53% for other expenses and 1.43% for total expenses; and for Alliance Technology - 1.00% for management fees, .20% for other expenses, and 1.45% for total expenses.

The manager of Liberty Trust has agreed until April 30, 2000 to reimburse all expenses, including management fees, but excluding interest, taxes, brokerage, and other expenses which are capitalized in accordance with accepted accounting procedures, and extraordinary expenses, in excess of the following percentage of average net assets of each Eligible Fund: 1.45% for Crabbe Huson Real Estate; 1.40% for Colonial Int'l Horizons; 1.00% Colonial Small Cap Value, Colonial U.S. Growth & Income, Liberty All-Star Equity, and Stein Roe Global Utilities; and .80% for Colonial High Yield Securities. The Liberty Trust's manager was not required to reimburse expenses as of the date of this prospectus for Colonial U.S. Growth & Income and Stein Roe Global Utilities. For any other fund that commenced operations prior to 1998, the following percentages are what the expenses would have been in 1998 without any expense reimbursement: for Colonial High Yield Securities--1.24% for other expenses and 1.84% for total expenses; for Colonial Small Cap Value--3.32% for other expenses and 4.32% for total expenses; and for Liberty All-Star Equity--.24% for other expenses and 1.04% for total expenses. Since Colonial International Horizons and Crabbe Huson Real Estate commenced operations in June 1999, the following percentages are estimates for 1999 of what expenses would be without any expense reimbursement: for Colonial Int'l Horizons--.27% for other expenses and 1.47% for total expenses; and for Crabbe Huson Real Estate--.56% for other expenses and 1.81% for total expenses.


The manager of SteinRoe Trust has agreed until April 30, 2000 to reimburse all expenses, including management fees, in excess of the following percentage of the average net assets of the following Eligible Funds: for Stein Roe Balanced--.75%; for Stein Roe Growth Stock--.80%; for Stein Roe Mortgage Securities--.70%; and for Stein Roe Money Market--.65%. The SteinRoe Trust's manager was not required to reimburse expenses as of the date of this prospectus.

3The Eligible Fund has a distribution plan or "Rule 12b-1 Plan" which is described in the Fund's prospectus.

                                 EXAMPLES

Example #1 - If you surrender your Certificate at the end of the periods shown you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets.

Sub-account                             1 year 3 years 5 years 10 years
AIM Capital Appreciation                 $ 91   $118    $154     $303
AIM Growth                                 91    119     157      309
AIM Value                                  91    118     154      302
Alliance Global Bond                       96    133     183      367
Alliance Growth & Income                   94    127     172      342
Alliance Technology                        96    134     184      370
Colonial High Yield Securities             92    122     162      320
Colonial Int'l Horizons                    98    140     195      394
Colonial Small Cap Value                   94    128     173      345

Colonial U.S. Growth & Income              93    125     167      332

Crabbe Huson Real Estate                   98    141     197      400
Liberty All-Star Equity                    94    128     173      345
Stein Roe Global Utilities                 92    122     163      322
Mitchell Hutchins Balanced                 98    141     197      399
Mitchell Hutchins Global Growth            97    137     190      384
Mitchell Hutchins Growth                   97    137     189      382
Mitchell Hutchins Growth & Income          97    137     189      381

Mitchell Hutchins Strategic Income         99    143     199      405

Mitchell Hutchins Tactical Allocation      96    134     183      368
Stein Roe Balanced                         91    117     153      300
Stein Roe Growth Stock                     91    119     156      307
Stein Roe Money Market                     90    116     152      297
Stein Roe Mortgage Securities              91    119     156      307
Templeton Developing Markets              103    155     221      454

Example #2 - If you annuitize or if you do not surrender your Certificate at the end of the periods shown, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets.

Sub-account                             1 year 3 years 5 years 10 years
AIM Capital Appreciation                  $21   $ 69    $124     $303
AIM Growth                                 21     70     127      309
AIM Value                                  21     68     124      302
Alliance Global Bond                       26     85     153      367
Alliance Growth & Income                   24     79     142      342
Alliance Technology                        26     85     154      370
Colonial High Yield Securities             22     73     132      320
Colonial Int'l Horizons                    28     92     165      394
Colonial Small Cap Value                   24     79     143      345

Colonial U.S. Growth & Income              23     76     137      332

Crabbe Huson Real Estate                   98     93     167      400
Liberty All-Star Equity                    24     79     143      345
Stein Roe Global Utilities                 22     73     133      322
Mitchell Hutchins Balanced                 28     93     167      399
Mitchell Hutchins Global Growth            27     89     160      384
Mitchell Hutchins Growth                   27     89     159      382
Mitchell Hutchins Growth & Income          27     88     159      381

Mitchell Hutchins Strategic Income         29     95     170      405

Mitchell Hutchins Tactical Allocation      26     85     153      368
Stein Roe Balanced                         21     68     123      300
Stein Roe Growth Stock                     21     70     126      307
Stein Roe Money Market                     20     67     122      297
Stein Roe Mortgage Securities              21     70     126      307
Templeton Developing Markets               33    108     192      454

                   EXPLANATION OF FEE TABLE AND EXAMPLES

The purpose of the fee table is to illustrate the expenses you may directly or indirectly bear under a Certificate. The table reflects expenses of the Variable Account as well as the Eligible Funds. You should read "Deductions" in this prospectus and the sections relating to expenses of the Eligible Funds in their prospectuses. The fee table and examples do not include any taxes or tax penalties you may be required to pay if you surrender your Certificate.

We deduct surrender charges only if you totally or partially surrender the Certificate. You will not incur a surrender charge in the following instances:

   o In the first Certificate Year, you may withdraw an aggregate amount up to the Certificate's earnings. Earnings equal the Certificate Value at the time of withdrawal less purchase payments not previously withdrawn.

   o  In the second and later Certificate Years you may withdraw:
       (a) earnings, and
       (b) an amount up to (i) 10% of the Certificate Value as of the preceding Certificate Anniversary, (ii) less earnings.

The examples assume you did not make any transfers. We reserve the right to impose a transfer fee after we notify you. Currently, we do not impose any transfer fee. Premium taxes are not shown. We deduct the amount of any premium taxes (which range from 0% to 5%) from Certificate Value upon full surrender or annuitization.

We waive the certificate maintenance charge on the first Certificate Anniversary and in certain other instances.

The fee tables and examples should not be considered a representation of past or future expenses and charges of the Sub-accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance. See "Deductions" in this prospectus, "Management" in the prospectus for AIM Insurance Funds, "Management of the Fund" in the prospectus for the Alliance Series Fund, "Trust Management Organizations" and "Expenses of the Funds" in the prospectus for Liberty Trust, "Management" in the prospectus for Mitchell Hutchins Trust, "How the Funds are Managed" in the prospectus for SteinRoe Trust, and "Portfolio Management" in the prospectus for Templeton Series Fund.

The Certificates described in this prospectus have not previously been made available for sale, and may include fees and charges that are different from our other variable annuity contracts. These differences will produce differing Accumulation Unit values. Therefore, no condensed financial information is provided. Our full financial statements and those for the Variable Account are in the Statement of Additional Information.

                          PERFORMANCE INFORMATION

The Variable Account may from time to time advertise certain performance information concerning its various Sub-accounts.

Performance information is not an indicator of either past or future performance of a Certificate.

The Sub-accounts may advertise total return information for various periods of time. Total return performance information is based on the overall percentage change in value of a hypothetical investment in the Sub-account over a given period of time.

Average annual total return information shows the average annual compounding percentage change applied to the value of an investment in the Sub-account from the beginning of the measuring period to the end of that period. This average annual total return reflects all historical investment results, less all Sub-account and Certificate charges and deductions as required by certain regulatory rules. This would include any surrender charge that would apply if you surrendered the Certificate at the end of each period indicated. Average total return is not reduced by any premium taxes. Average total return would be less if these taxes were deducted.

In order to calculate average annual total return, we divide the change in value of a Sub-account under a Certificate surrendered on a particular date by a hypothetical $1,000 investment in the Sub-account. We then annualize the resulting total rate for the period to obtain the average annual compounding percentage change during the period.

The Sub-accounts may present, along with any current required performance information, additional non-standardized total return information that is computed on a different basis:

   o First, the Sub-accounts may present total return information as described above, except for the deduction of the surrender charge. This presentation assumes that the investment in the Certificate continues beyond the period when the surrender charge applies. This is consistent with the long-term investment and retirement objectives of the Certificate. The total return percentage will be higher using this method than the standard method described above.

   o Second, the Sub-accounts may present total return information as described above, except that there are no Certificate deductions for the surrender charge, the certificate maintenance charge and premium taxes. Because these charges are not deducted, the calculation is simplified. We divide the change in a Sub-account's Accumulation Unit value over a specified time period by the Accumulation Unit value of that Sub-account at the beginning of the period. This computation results in a 12-month change rate. For longer periods it is a total rate for the period. We annualize the total rate in order to obtain the average annual percentage change in the Accumulation Unit value for that period. The percentages would be less if these charges were included.

   o Third, certain of the Eligible Funds have been available for other variable annuity contracts prior to the beginning of the offering of the Certificates described in this prospectus. Any performance information for such periods will be based on the historical results of the Eligible Funds and applying the fees and charges to the Certificate for the specified time periods.

The Stein Roe Money Market Sub-account is a money market Sub-account that also may advertise yield and effective yield information. The yield of the Sub-account refers to the income generated by an investment in the Sub-account over a specifically identified seven-day period. We annualize this income by assuming that the amount of income generated by the investment during that week is generated each week over a 52-week period. It is shown as a percentage. The yield reflects the deduction of all charges assessed against the Sub-account and a Certificate but does not include surrender charges and premium tax charges. The yield would be lower if these charges were included.

We calculate the effective yield of the Stein Roe Money Market Sub-account in a similar manner but, when annualizing the yield, we assume income earned by the Sub-account is reinvested. This compounding effect causes effective yield to be higher than yield.

We may provide to you and prospective Contract Owners advertising and other information on a variety of topics. Such topics may include the relationship between certain economic sectors and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation). Such topics may also include, the advantages and disadvantages of investing in tax-advantaged and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Certificates and the characteristics of and market for such alternatives.

                 KEYPORT BENEFIT AND THE VARIABLE ACCOUNT

We were organized under the laws of the State of New York in 1987 as a stock life insurance company. We are a wholly-owned subsidiary of Keyport Life Insurance Company. Our executive and administrative offices are at 125 High Street, Boston, Massachusetts 02110. Our home office is at 100 Manhattanville Road, Purchase, New York 10577. We are admitted to conduct life insurance business in New York.

We are a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and membership in IMSA in advertisements. Being a member means that we have chosen to participate in IMSA's Life Insurance Ethical Market Conduct Program.

We are indirectly owned by Liberty Financial Companies, Inc. and are ultimately controlled by Liberty Mutual Insurance Company of Boston, Massachusetts, a multi-line insurance and financial services institution.

We established the Variable Account pursuant to the provisions of New York Law on February 6, 1998. The Variable Account meets the definition of "separate account" under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Such registration does not mean the Securities and Exchange Commission supervises us or the management of the Variable Account.

Obligations under the Certificates are our obligations. Although the assets of the Variable Account are our property, these assets are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and/or capital losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to the income, capital gains, and/or capital losses arising out of any other business we may conduct.

                    PURCHASE PAYMENTS AND APPLICATIONS

The initial purchase payment is due on the Certificate Date. The minimum initial purchase payment is $5,000 and $2,000 for individual retirement annuities. You may make additional purchase payments. Each subsequent purchase payment must be at least $1,000 or any lesser amount we may permit, which is currently $250. For payments made under the systematic investment program, the minimum is $50. We may reject any purchase payment or any application. Purchase payments are allocated to a Certificate based on the applicable Sub-account accumulation unit value(s) next determined after we receive it.

If your application for a Certificate is complete and amounts are to be allocated to the Variable Account, we will apply your initial purchase payment to the Variable Account within two business days of receipt. If the application is incomplete, we will notify you and try to complete it within five business days. If it is not complete at the end of this period, we will inform you of the reason for the delay. The purchase payment will be returned immediately unless you specifically consent to our keeping the purchase payment until the application is complete. Once the application is complete, the purchase payment will be applied within two business days of its completion.

We will send you a written notification showing the allocation of all purchase payments and the re-allocation of values after any transfer you have requested. You must notify us immediately of any error.

We will permit others to act on your behalf in certain instances, including:

    o we will accept an application for a Certificate signed by an attorney-in-fact if we receive a copy of the power of attorney with the application.
    o we will issue a Certificate to replace an existing life insurance or annuity policy that we or an affiliated company issued even though we did not previously receive a signed application from you.

Certain dealers or other authorized persons such as employers and Qualified Plan fiduciaries may inform us of your responses to application questions by telephone or by order ticket and cause the initial purchase payment to be paid to us. If the information is complete, we will issue the Certificate. We will send you the Certificate and a letter so you may review the information and notify us of any errors. We may request you to confirm that the information is correct by signing a copy of the letter or a Certificate delivery receipt. We will send you a written notice confirming all purchases. Our liability under any Certificate relates only to amounts so confirmed.

                    INVESTMENTS OF THE VARIABLE ACCOUNT

Allocations of Purchase Payments

We will invest the purchase payments you applied to the Variable Account in the Eligible Fund Sub-accounts you have chosen. Your selection must specify the percentage of the purchase payment that is allocated to each Sub-account or must specify the asset allocation model you select. (See "Other Services, The Programs".) The percentage for each Sub-account, if not zero, must be at least 5% and a whole number. You may change the allocation percentages without fee, penalty or other charge. You must notify us in writing of your allocation changes unless you, your attorney-in-fact, or another authorized person have given us written authorization to accept telephone allocation instructions. By allowing us to accept telephone changes, you agree to accept our current conditions and procedures. The current conditions and procedures are in Appendix B. We will notify you of any changes in advance.

The Variable Account is segmented into Sub-accounts. Each Sub-account contains the shares of one of the Eligible Funds and such shares are purchased at net asset value. We may add or withdraw Eligible Funds and Sub-accounts as permitted by applicable law.

Eligible Funds

The Eligible Funds are the separate funds listed within the AIM Insurance Funds, Alliance Series Fund, Liberty Trust, Mitchell Hutchins Trust, SteinRoe Trust and Templeton Series Fund. Keyport Benefit and the Variable Account may enter into agreements with other mutual funds for the purpose of making such mutual funds available as Eligible Funds under certain Certificates.

We do not promise that the Eligible Funds will meet their investment objectives. Amounts you have allocated to Sub-accounts may grow, decline, or grow less in value than you expect, depending on the investment performance of the Eligible Funds in which the Sub-Accounts invest. You bear the investment risk that those Eligible Funds possibly will not meet their investment objectives. You should carefully review their prospectuses before allocating amounts to the Sub-accounts of the Variable Account.

Some of the Eligible Funds are funding vehicles for other variable annuity contracts and variable life insurance policies offered by our separate accounts. The Eligible Funds are also available for the separate accounts of insurance companies affiliated and unaffiliated with us. The risks involved in this "mixed and shared funding" are disclosed in the Eligible Funds' prospectuses under the following captions: AIM Insurance Funds-"Purchase and Redemption of Shares"; Alliance Series Fund-"Introduction to the Fund"; Liberty Trust-"The Trust"; Mitchell Hutchins Trust-"Offering of Fund Shares"; SteinRoe Trust-"The Trust" and Templeton Series Fund-"Purchase of Shares".

AIM Advisors Inc. ("AIM") serves as the investment adviser to each of the Eligible Funds of AIM Insurance Funds.

Alliance Capital Management L.P. is the investment adviser for the Eligible Funds of Alliance Series Fund. AIGAM International Limited is sub-adviser for Alliance Global.

Liberty Advisory Services Corp. ("LASC"), an affiliate, is the manager for Liberty Trust and its Eligible Funds. Colonial Management Associates, Inc. ("Colonial"), an affiliate, is the sub-adviser for the Eligible Funds except for Crabbe Huson Real Estate, Stein Roe Global Utilities and Liberty All-Star Equity. Crabbe Huson Group, Inc., an affiliate, is sub-adviser for Crabbe Huson Real Estate. Liberty Asset Management Company, an affiliate, is sub-adviser for Liberty All-Star Equity and the current portfolio managers are J.P. Morgan Investment Management Inc., Oppenheimer Capital, Wilke/Thompson Capital Management Inc., Westwood Management Corp. and Boston Partners Asset Management, L.P.

Mitchell Hutchins Asset Management, Inc. is the investment adviser and administrator for each of the Eligible Funds in the Mitchell Hutchins Trust. Pacific Investment Management Company is the sub-adviser for Mitchell Hutchins Strategic Income. GE Investment Management Incorporated is the sub-adviser for Mitchell Hutchins Global Growth.

Stein Roe & Farnham Incorporated ("Stein Roe"), an affiliate, is the investment adviser for each Eligible Fund of SteinRoe Trust and sub-adviser for Stein Roe Global Utilities.

Templeton Asset Management LTD. Is the investment adviser for Templeton Developing Markets Fund.


We have briefly described the Eligible Funds below. You should read the current prospectuses for the Eligible Funds for more details and complete information. The Eligible Fund prospectuses are attached. The prospectuses are available, at no charge, from a salesperson or by writing to us or by calling (800) 437-4466.


Eligible Funds of AIM Insurance
Funds and Variable Account
Sub-accounts                          Investment Objective

AIM Capital Appreciation (AIM         Capital appreciation through
Capital Appreciation                  investments in common stocks,
Sub-account)                          with emphasis on medium-sized
                                      and smaller emerging growth
                                      companies.

AIM Growth (AIM Growth                Growth of capital through
Sub-account)                          investments primarily in common
                                      stocks of leading U.S. companies
                                      considered by AIM to have strong
                                      earnings momentum.

AIM Value (AIM Value Sub-account)     Long-term growth of capital by
                                      investing primarily in equity
                                      securities judged by AIM to be
                                      undervalued relative to the
                                      current or projected earnings of
                                      the companies issuing the
                                      securities, or relative current
                                      market value of assets owned by the
                                      companies issuing the securities
                                      or relative to the equity markets
                                      in general. Income is a secondary
                                      objective.

Eligible Funds of Alliance Series
Fund and Variable Account
Sub-accounts                          Investment Objective

Alliance Global Bond                  A high level of return from a
(Alliance Global Bond                 combination of current income and
Sub-account)                          capital appreciation by investing
                                      in a globally diversified portfolio
                                      of high quality debt securities
                                      denominated in the U.S. Dollar and
                                      a range of foreign currencies.

Alliance Growth & Income              Balance the objectives of
(Alliance Growth & Income             reasonable current income and
Sub-account)                          reasonable opportunities for
                                      appreciation through investments
                                      primarily in dividend-paying
                                      common stocks of good quality.

Alliance Technology (Alliance         Growth of capital through
Technology Sub-account)               investment in companies expected
                                      to benefit from advances in
                                      technology.

Eligible Funds of Liberty Trust
and Variable Account
Sub-accounts                          Investment Objective

Colonial High Yield Securities        High current income and total
(Colonial High Yield Securities       return by investing primarily
Sub-account)                          in lower rated corporate debt
                                      securities.

Colonial Int'l Horizons               Preservation of capital purchasing
(Colonial Int'l Horizons              power and long-term growth.
Sub-account)

Colonial Small Cap Value              Long-term growth by investing in
(Colonial Small Cap Value             smaller capitalization equity
Sub-account)                          securities.


Colonial U.S. Growth & Income         Long-term capital growth and income
(Colonial U.S. Growth & Income        by investing primarily in large
Sub-account)                          capitalization equity securities.


Crabbe Huson Real Estate              Growth of capital and current
(Crabbe Huson Real Estate             income by investing in a
Sub-account)                          diversified portfolio consisting
                                      primarily of equity securities
                                      of real estate investment trusts
                                      (REITs) and other real estate
                                      industry companies, in mortgage
                                      backed securities and, to a lesser
                                      extent, in debt securities of
                                      such companies.

Liberty All-Star Equity               Total investment return, comprised
(Liberty All-Star Equity Sub-account) of long-term capital appreciation and current income, through
                                      investment primarily in a
                                      diversified portfolio of equity
                                      securities.

Stein Roe Global Utilities
(Stein Roe Global Utilities           Current income and long-term growth
Sub-account)                          of capital and income.

Eligible Funds of Mitchell Hutchins
Trust and Variable Account
Sub-accounts                          Investment Objective

Mitchell Hutchins Balanced            High total return with low
(Mitchell Hutchins Balanced           volatility.
Sub-account)

Mitchell Hutchins Global Growth       Long-term capital appreciation.
(Mitchell Hutchins Global Growth
Sub-account)

Mitchell Hutchins Growth (Mitchell    Long-term capital appreciation.
Hutchins Growth Sub-account)

Mitchell Hutchins Growth & Income     Current income and capital
(Mitchell Hutchins Growth & Income    growth.
Sub-account)


Mitchell Hutchins Strategic Income    Primarily, high level of current
(Mitchell Hutchins Strategic Income   income; secondarily, capital
Sub-account)                          appreciation.


Mitchell Hutchins Tactical            Total return, consisting of
Allocation (Mitchell Hutchins         long-term capital appreciation
Tactical Allocation Sub-account)      and current income.

Eligible Funds of SteinRoe Trust
and Variable Account
Sub-accounts                          Investment Objective

Stein Roe Balanced                    High total investment return
(Stein Roe Balanced                   through investment in a changing
Sub-account)                          mix of securities.

Stein Roe Growth Stock                Long-term growth of capital through
(Stein Roe Growth Stock               investment primarily in common
Sub-account)                          stocks.

Stein Roe Money Market                High current income from short-term
(Stein Roe Money Market               money market instruments while
Sub-account)                          emphasizing preservation of capital
                                      and maintaining excellent
                                      liquidity.

Stein Roe Mortgage Securities         Highest possible level of current
(Stein Roe Mortgage Securities        income consistent with safety of
Sub-account)                          principal and maintenance of
                                      liquidity through investment
                                      primarily in mortgage-backed
                                      securities.


Eligible funds of Templeton Series
Fund and Variable Account
Sub-accounts                          Investment Objective


Templeton Developing Markets          Long-term capital appreciation by
(Templeton Developing Markets         investing primarily in equity
Sub-account)                          securities of issuers in countries
                                      having developing markets.

Transfer of Variable Account Value

You may transfer Variable Account Value from one Sub-account to another Sub-account and/or to the Fixed Account.

We may charge a transfer fee and limit the number of transfers that you can make in a time period. Transfer limitations may prevent you from making a transfer on the date you select. This may result in your Certificate Value being lower than it would have been if you had been able to make the transfer.

Limits on Transfers

Currently, we do not limit the number or frequency of transfers. We do not charge a transfer fee for each transfer in excess of 12 in each Certificate Year, except as follows:

   o We impose a transfer limit of one transfer every 30 days, or such other period as we may permit, for transfers on behalf of multiple Certificates by a common attorney-in-fact, or transfers that are, in our determination, based on the recommendation of a common investment adviser or broker/dealer, and

   o We limit each transfer to a maximum of $500,000, or such greater amount as we may permit. We treat all transfer requests for a Certificate made on the same day as a single transfer. We may treat as a single transfer all transfers you request on the same day for every Certificate you own. The total combined transfer amount is subject to the $500,000 limitation. If the total amount of the requested transfers exceeds $500,000, we will not execute any of the transfers, and

   o We treat as a single transfer all transfers made on the same day on behalf of multiple Certificates by a common attorney-in-fact, or transfers that are, in our determination, based on the recommendation of a common investment adviser or broker/dealer. The $500,000 limitation applies to such transfers. If the total amount of the requested transfers exceeds $500,000, we will not execute any of the transfers.

If we have executed a transfer with respect to your Certificate as part of a multiple transfer request, we will not execute another transfer request for your Certificate for 30 days.

By applying these limitations we intend to protect the interests of individuals who do and those who do not engage in significant transfer activity among Sub-accounts. We have determined that the actions of individuals engaging in significant transfer activity may cause an adverse affect on the performance of the Eligible Fund for the Sub-account involved. The movement of values from one Sub-account to another may prevent the appropriate Eligible Fund from taking advantage of investment opportunities because the Eligible Fund must maintain a liquid position in order to handle redemptions. Such movement may also cause a substantial increase in fund transaction costs which all Certificate Owners must indirectly bear.

We will notify you prior to charging any transfer fee or a change in the limitation on the number of transfers. The fee will not exceed $25.

You must notify us in writing of your transfer requests unless you have given us written authorization to accept telephone transfer requests from you or your attorney-in-fact. By authorizing us to accept telephone transfer instructions, you agree to accept our current conditions and procedures. The current conditions and procedures are in Appendix B. You will be given prior notification of any changes. A person acting on your behalf as an attorney-in-fact may make written transfer requests.

If we receive your transfer requests before 4:00 P.M. Eastern Time, we will initiate them at the close of business that day. We will initiate any requests received after that time at the close of the next business day.
We will execute your request to transfer value by both redeeming and acquiring Accumulation Units on the day we initiate the transfer.

If you transfer 100% of any Sub-account's value, and the allocation formula for purchase payments on your application includes that Sub-account, the allocation formula for future purchase payments will automatically change unless you tell us otherwise.

Substitution of Eligible Funds and Other Variable Account Changes

If shares of any of the Eligible Funds are no longer available for investment by the Variable Account, or further investment in the shares of an Eligible Fund is no longer appropriate under the Certificate, we may add or substitute shares of another Eligible Fund or of another mutual fund for Eligible Fund shares already purchased or to be purchased in the future. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940.

We also reserve the right to make the following changes in relation to the Variable Account and Eligible Funds:

   o  to operate the Variable Account in any form permitted by law;

   o to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable law;

   o to transfer any assets in any Sub-account to another or to one or more separate investment accounts, or to our general account;

   o  to add, combine or remove Sub-accounts in the Variable Account; and

   o to change how we assess charges, so long as we do not increase them above the current total amount charged to the Variable Account and the Eligible Funds in connection with your Certificate.

                                DEDUCTIONS

Deductions for Certificate Maintenance Charge

We charge an annual certificate maintenance charge of $36 per Certificate Year. Before the Income Date we do not guarantee the amount of the certificate maintenance charge and may change it. This charge reimburses us for our expenses incurred in maintaining your Certificate.

Before the Income Date, we will deduct the certificate maintenance charge from the Variable Account Value on each Certificate Anniversary and on the date of any total surrender not falling on the Certificate Anniversary. We will waive this charge before the Income Date if:

   o  it is the first Certificate Anniversary;

   o the Certificate Value is at least $40,000 on the date we impose this charge, or

   o in the prior Certificate Year, purchase payments of at least $2,000 have been made and you have not made any partial withdrawals.

On the Income Date, we will subtract a pro-rata portion of the charge due on the next Certificate Anniversary from the Variable Account Value. This pro-rata charge covers the period from the prior Certificate Anniversary to the Income Date.

We will deduct the certificate maintenance charge proportionally from each Sub-account based upon the value each Sub-account bears to the Variable Account Value.

Once annuity payments begin, the certificate maintenance charge is deducted only from variable annuity payments and the charge amount is guaranteed not to increase. We will subtract this charge in equal parts from each annuity payment. For example, if annuity payments are monthly, then we will deduct one-twelfth of the annual charge from each payment.

We will waive the charge on and after the Income Date for the current year if:

   o  you have selected variable annuity Option A; and

   o the present value of all of the remaining payments is at least $40,000 at the time of the first payment of the year.

Deductions for Mortality and Expense Risk Charge

Variable annuity payments fluctuate depending on the investment performance of the Sub-accounts. The payments will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. We guarantee the death benefit described in "Death Provisions". We also assume an expense risk since the certificate maintenance charge after the Income Date remains the same and does not change to reflect variations in expenses.

We deduct a mortality and expense risk charge from each Sub-account. The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the average daily net asset value of each Sub-account. We deduct the charge both before and after the Income Date. We may deduct less than the full charge from Sub-account values attributable to Certificates issued to our employees and to other persons specified in "Sales of the Certificates".

Deductions for Daily Distribution Charge

We deduct from each Sub-account for each valuation period a daily distribution charge equal on an annual basis to 0.15% of the average daily net asset value of each Sub-account. This charge compensates us for certain sales distribution expenses relating to the Certificates. We do not deduct the distribution charge during the annuity payment period.

We do not deduct this charge from the values of Certificates issued to our employees and other persons specified in "Sales of the Certificates". We may decide not to deduct the charge from Sub-account values attributable to a Certificate issued in an internal exchange or transfer of an annuity contract from our general account.

Deductions for Surrender Charge

We do not deduct a sales charge from the Certificate when you purchase it. We may deduct such a charge if you make a withdrawal from your Certificate.

To determine whether we will deduct a surrender charge on a withdrawal, we maintain a separate set of records. These records identify the date and amount of each purchase payment you have made and the Certificate Value over time. This allows us to determine if a charge is due with respect to a withdrawal from a particular purchase payment.

You may make partial withdrawals during the Accumulation Period without incurring a surrender charge. During the first Certificate Year, you may withdraw an amount up to the Certificate's earnings. Earnings equal the Certificate Value at the time of withdrawal, less purchase payments not previously withdrawn. Beginning with the second Certificate Year, you may withdraw earnings, and up to an amount equal to 10% of the Certificate Value on the prior Certificate Anniversary, less earnings. In each Year, we will deduct a surrender charge with respect to any portion of your withdrawals in excess of these "free withdrawal amounts".

We will deduct the excess withdrawal amount in any Certificate Year from the purchase payments beginning with the oldest payment until we have deducted the full amount.

The amount of the surrender charge for each purchase payment from which an excess withdrawal is deducted will equal the amount so deducted multiplied by the applicable percentage for the number of years that have elapsed from the date of the purchase payment to the date of surrender. We measure years from the date of each purchase payment you make. The applicable percentages for each year are 7% during the first year, and decreasing by 1% each following year until the percentage is 0%. We will deduct the surrender charges from the Sub-accounts and the Fixed Account in the same manner as we deduct the amount you withdraw.

The surrender charge is used to cover the expenses of selling the Certificate, including the cost of sales literature and compensation paid to selling dealers. Selling dealers may receive up to 6.00% or 7.00% of purchase payments. (See "Sales of the Certificates".) We pay any expenses not covered by the charge from our general account, which may include monies deducted from the Variable Account for the mortality and expense risk charge.

We will waive the surrender charge in the event a Covered Person is confined in a medical facility in accordance with the provisions and conditions of an endorsement to the Certificate relating to such confinement.

The surrender charge is not applicable to Certificates issued to our employees and other persons specified in "Sales of the Certificates".

We may reduce or change any surrender charge percentage to 0% under a Certificate issued in an internal exchange or transfer of an annuity contract from our general account.


Under the "Systematic Withdrawal Program" on page 22 and under other permitted circumstances, we may allow the 10% withdrawal amount to be available in the first Certificate Year.


Deductions for Transfers of Variable Account Value

Currently, we do not charge a transfer fee. However, the Certificate allows us to charge up to $25 for each transfer in excess of 12 per year that occur outside of the optional investment related programs. We will notify you prior to the imposition of any fee.

Deductions for Premium Taxes

We deduct the amount of any premium taxes required by any state or governmental entity. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the Death Benefit) or annuitization. The actual amount of any such premium taxes will depend, among other things, on the type of Certificate you purchase (Qualified or Non-Qualified), on your state of residence, the state of residence of the Annuitant, and the insurance tax laws of such states. For New York Certificates, the current premium tax rate is 0%.

Deductions for Income Taxes

We will deduct income taxes from any amount payable under the Certificate that a governmental authority requires us to withhold. See "Income Tax Withholding" and "Tax-Sheltered Annuities".

Total Variable Account Expenses

Total Variable Account expenses you will incur will be the certificate maintenance charge, the mortality and expense risk charge, the daily distribution charge, and, if applicable a tax charge factor. (See "Net Investment Factor".)

The value of the assets in the Variable Account will reflect the value of Eligible Fund shares and the deductions and expenses paid out of the assets of the Eligible Funds. The prospectus for the Eligible Fund describes these deductions and expenses.

Certificate Value Deductions

The certificate maintenance charge, surrender charge, transfer fee and premium taxes are calculated independent of the other charges for purposes of determining the applicable charge amount and/or whether a charge waiver applies. Next, each charge amount is then deducted from the appropriate value under the Certificate.

The above approach can be contrasted with a processing order that calculates a particular charge first and then deducts it from the appropriate value, then calculates another charge on the new net value and deducts that charge, and so on until all charges are calculated and deducted. As a result, the amount of a particular charge could vary depending on whether it was determined first, second, third, etc. We do not use this approach.

                              OTHER SERVICES

The Programs. We offer the following optional investment-related programs under your Certificate which are available only prior to the Income Date:

     o  dollar cost averaging;

     o  asset allocation;

     o  systematic investment; and

     o  systematic withdrawal.

A rebalancing program is available before and after the Income Date.

Under each program that uses transfers, there will never by a charge for the transfers between and among Sub-accounts and the Fixed Account. Each of the programs has its own requirements, as discussed below. We reserve the right to terminate any program.

If you have submitted a telephone authorization form, you may make certain changes by telephone. For those programs involving transfers, you may change instructions by telephone with regard to which Sub-account value or Fixed Account Value may be transferred. We describe the current conditions and procedures in Appendix B.

Dollar Cost Averaging Program. Under the program, we make automatic transfers of Accumulation Units on a periodic basis out of the Stein Roe Money Market Sub-account or the One-Year Guarantee Period into one or more of the other available Sub-accounts you select. The program allows you to invest in the Sub-accounts over time rather than all at once. The program is available for purchase payments and amounts transferred into the Stein Roe Money Market Sub-account or the One-Year Guarantee Period. We reserve the right to limit the number of Sub-accounts you may choose; currently, there are no limits.

If you wish to participate in the program you must specify in writing the Stein Roe Money Market Sub-account or the One-Year Guarantee Period from which you want the transfers made. You must also tell us the monthly amount you want transferred (minimum $100) and the Sub-account(s) to which you want the transfers made. The first transfer will occur at the close of the valuation period designated by us that is within 30 days after we receive your request. Each subsequent periodic transfer will occur at the close of the same valuation period one month later. For example, if you select monthly transfers and the first transfer occurs on April 8, the second transfer will occur at the close of the valuation period that includes May 8. When the remaining value is less than the monthly transfer amount, we will transfer that remaining value and the program will end. Before this final transfer, you may extend the program by allocating additional purchase payments, or by transferring Certificate Value, to the Stein Roe Money Market Sub-account or the One-Year Guarantee Period.

You may change the monthly amount you want transferred, the Sub-account(s) to which you want transfers made, or end the program. The program will automatically end on the Income Date. We reserve the right to end the program at any time by sending you a notice one month in advance.

We must receive your written or telephone instructions by 4:00 PM Eastern Time of the business day before the next scheduled transfer in order for the new instructions to be in effect for that transfer. We establish conditions and procedures for telephone instructions for dollar cost averaging from time to time. The current conditions and procedures appear in Appendix B, and you will be notified prior to any changes.

We may from time to time offer a variation of the program described above that applies only to your initial purchase payment and that makes transfers to the Sub-account(s) you select from a One-Year Guarantee Period that is only available with dollar cost averaging. This One-Year Guarantee Period will have a higher interest rate than the regular One-Year Guarantee Period. We set the transfer time period(s) that you may select which is generally 6 or 12 months. We calculate the monthly transfer amount by dividing the purchase payment amount allocated to the One-Year Guarantee Period by the number of months in the transfer time period. The last monthly transfer amount also includes all the interest credited to the One-Year Guarantee Period over the transfer time period. You may not change the transfer time period and/or the monthly transfer amount.

Asset Allocation Program. You may create your own asset allocation portfolio model using the variable Sub-accounts and the Guarantee Periods of the Fixed Account. Your allocation percentages must total 100% and each allocation percentage, if not zero, must be at least 5% and a whole number.

Alternatively, you may choose one of the following five asset allocation model portfolios for the Certificate that have been separately developed by Ibbotson Associates and Standard & Poor's:

     o  Model A -- Capital Preservation,

     o  Model B -- Income and Growth,

     o  Model C -- Moderate Growth,

     o  Model D -- Growth, and

     o  Model E -- Aggressive Growth.

If you create your own model or choose one of the models A through E, we will allocate your initial and subsequent purchase payments among the specific Sub-accounts used in the applicable model based on the model's Sub-account percentages.

Before requesting up to apply any model to your Certificate, you should review its Sub-account allocations to determine that they correspond to your risk tolerance and time horizons. An optional questionnaire and scoring system is available for models A through E to help you determine the model you may wish to select.

For any particular model A through E, the percentage allocations of its Sub-accounts and the type of broad asset class (e.g., stocks, bonds) of each Sub-account determines the model's percentage allocations among the broad asset classes. These percentage allocations among Sub-accounts and broad asset classes under your Certificate may differ from those used in the same five models A through E offered under another certificate of ours that are described in other prospectuses.

Periodically Ibbotson Associates and Standard & Poor's will review models A through E and may determine that a reconfiguration of the Sub-accounts and percentage allocations among those Sub-accounts is appropriate. You will receive notification prior to any reconfiguration.

The Fixed Account is not available in models A through E. You may, however, allocate initial or subsequent purchase payments, or Certificate Value, between models A through E and the Fixed Account.

Rebalancing Program. Rebalancing allows you to maintain the percentage of your Certificate Value allocated to each Sub-account at a pre-set level. Over time, the variations in each Sub-account's investment results will shift the balance of your Certificate Value allocations. Under the rebalancing program, each period, if the allocations change from your desired percentages, we will automatically transfer your Certificate Value, including new purchase payments (unless you tell us otherwise), back to the percentages you specify. Rebalancing maintains your percentage allocations among Sub-accounts, although it is accomplished by reducing your Certificate Value allocated to the better performing Sub-accounts.

You may choose to have rebalancing done on a quarterly basis. We will automatically rebalance the Certificate Value of each Sub-account on the last day of the calendar quarter to match your current percentage allocations. We will not charge a transfer fee for rebalancing.

Generally, you may change your allocation percentages, choice of Sub-accounts, or terminate the program at any time by notifying us in writing. We must receive your changes 10 days before the end of the calendar quarter.

Certificate Value allocated to the Fixed Account is not included in the rebalancing program. After the Income Date, the rebalancing program applies only to variable annuity payments, and we will rebalance the number of Annuity Units in each Sub-account. Annuity Units are used to calculate the amount of each annuity payment.

If your total Certificate Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of rebalancing. We may change, terminate, limit or suspend rebalancing at any time.

Systematic Investment Program. You may make purchase payments for Non-Qualified Certificates through monthly deductions from your bank account or payroll. You may elect this program by completing and returning a systematic investment program application and authorization form to us. You may obtain an application and authorization form from us or your sales representative. There is a current minimum of $50 per payment for the program.

Systematic Withdrawal Program. To the extent permitted by law, if you enroll in the systematic withdrawal program, we will make monthly, quarterly, semi-annual or annual distributions directly to you. We will treat such distributions for federal tax purposes as any other withdrawal or distribution of Certificate Value. We will also treat such distributions as partial withdrawals for all purposes under the Certificate, including the calculation of the amount you would receive if you revoke the Certificate under the "Right to Revoke" provision. You may make systematic withdrawals from any Sub-accounts or any Guarantee Period of the Fixed Account. However, any withdrawal from a Guarantee Period with an original length of three years or more years may be subject to a market value adjustment (see Appendix A).

In each Certificate Year, your systematic withdrawals and any additional partial withdrawals you make outside the program will not incur a surrender charge if the withdrawals do not exceed the "free withdrawal amounts" (see "Deductions for Surrender Charge"). If any portion of those withdrawals exceeds the "free withdrawal amounts", the excess amount, if any, is:

   (a) In the first Certificate Year, the amount of each partial withdrawal either under or outside the program which is greater than any earnings of the Certificate at the time of the withdrawal, and

   (b) In the second or later Certificate Year, any portion of the current withdrawal amount which is greater than any earnings at the time of the withdrawal and which, when added to any similar excess portion of each prior withdrawal made in the same year either under or outside the program, is greater that the 10% "free withdrawal amount".

For the first systematic withdrawal payment type (Percentage Method) described in Appendix C, the prior paragraph will be modified in three ways only for withdrawals occurring in the first Certificate Year. First, the "free withdrawal amounts" referenced in the first sentence of the prior paragraph shall include the Certificate's standard first-year amount of earnings plus a special additional amount equal to 10% of the Certificate Value on the date of the first systematic withdrawal, less earnings. Second, (b) in the prior paragraph, instead of (a), shall apply in the first Certificate Year. Third, if you revoke the program in the first year, then this paragraph shall no longer apply to any subsequent partial withdrawals, which means you will immediately become subject to the standard first-year rule in (a) above that the "free withdrawal amount" is only earnings.

Unless you specify the Sub-account(s) or the Fixed Account from which you want withdrawals of Certificate Value made, or if the amount in a specified Sub-account is less than the predetermined amount, we will make withdrawals under the program in the manner specified for partial withdrawals in "Partial Withdrawals and Surrender". We will process all Sub-account withdrawals under the program by canceling Accumulation Units equal in value to the amount to be distributed to you and to the amount of any applicable surrender charge.

You may combine the program with all other programs except the systematic investment program.

It may not be advisable to participate in the systematic withdrawal program and incur a surrender charge and income taxes when making additional purchase payments under the Certificate.

Appendix C describes the systematic withdrawal program in greater detail, including the five payment types currently available.

                             THE CERTIFICATES

Variable Account Value

The Variable Account Value for a Certificate is the sum of the value of each Sub-account to which you have allocated values. We determine the value of each Sub-account at any time by multiplying the number of Accumulation Units attributable to that Sub-account by its Accumulation Unit value.

Each purchase payment you make results in the credit of additional Accumulation Units to your Certificate and the appropriate Sub-account. The number of additional units for any Sub-account will equal the amount allocated to that Sub-account divided by the Accumulation Unit value for that Sub-account at the time of investment.

Valuation Periods

We determine the value of the Variable Account each valuation period using the net asset value of the Eligible Fund shares. A valuation period is the period generally beginning at 4:00 P.M. (EST), or any other time for the close of trading on the New York Stock Exchange, and ending at the close of trading for the next business day. The New York Stock Exchange is currently closed on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net Investment Factor

Your Variable Account Value will fluctuate with the investment results of the underlying Eligible Funds you have selected. In order to determine how these fluctuations affect value, we use an Accumulation Unit value. Each Sub-account has its own Accumulation Units and value per unit. We determine the unit value applicable during any valuation period at the end of that period.

When we first purchased Eligible Fund shares on behalf of the Variable Account, we valued each Accumulation Unit at a specified dollar amount. The Unit value for each Sub-account in any valuation period thereafter is determined by multiplying the value for the prior period by a net investment factor. This factor may be greater or less than 1.0; therefore, the Accumulation Unit may increase or decrease from valuation period to valuation period. We calculate a net investment factor for each Sub-account according to the following formula (a b) - c, where:

   (a) is equal to:

     (i) the net asset value per share of the Eligible Fund at the end of the valuation period; plus

     (ii) the per share amount of any distribution the Eligible Fund made if the "ex-dividend" date occurs during that same valuation period.

   (b) is the net asset value per share of the Eligible Fund at the end of the prior valuation period.

   (c) is equal to:

     (i) the valuation period equivalent of the mortality and expense risk charge; plus

     (ii) the valuation period equivalent of the daily distribution charge; plus

     (iii) a charge factor established by us for any taxes resulting from the operations of that Sub-account (currently zero).

For Certificates issued to our employees and other persons specified in "Sales of the Certificates", the mortality and expense risk charge in
(c)(i) above is .35% and the daily distribution charge in (c)(ii) above is eliminated. We may eliminate the daily distribution charge in (c)(ii) above for certain Certificates we issue in an internal exchange or transfer.

Modification of the Certificate

Only our President or Secretary may agree to alter the Certificate or waive any of its terms. A change may be made to the Certificate if there have been changes in applicable law or interpretation of law. Any changes will be made in writing and with your consent, except as may be required by applicable law.

Right to Revoke

You may return the Certificate within 10 days after you receive it by delivering or mailing it to us. The postmark on a properly addressed and postage-prepaid envelope determines if a Certificate is returned within the period. We will treat the returned Certificate as if we never issued it and we will refund the Certificate Value. You bear the investment risk during the period prior to our receiving your request for cancellation.

              DEATH PROVISIONS FOR NON-QUALIFIED CERTIFICATES

Death of Primary Owner, Joint Owner or Annuitant

If, the Certificate is In Force, you, any joint Certificate Owner or the Annuitant dies, we will treat the Designated Beneficiary as the Certificate Owner after such a death. The Designated Beneficiary will be the first person among the following who is alive on the date of death: you; the joint Certificate Owner; the primary beneficiary; the contingent beneficiary; and if none of the prior persons are alive, your estate. If you and the joint Certificate Owner are both alive, both of you will be the Designated Beneficiary.

If the Annuitant was the decedent and he or she was not a Certificate Owner, and you and any Joint Certificate Owner are all natural persons, the Designated Beneficiary may surrender the Certificate after the Annuitant's death for the Death Benefit. If the Designated Beneficiary elects instead to continue the Certificate until another death occurs, the Designated Beneficiary may surrender the Certificate for the Death Benefit after that death. All of "Death Provisions", including this paragraph which gives the Designated Beneficiary the option of surrendering or continuing the Certificate after the death of a non-Owner Annuitant, will apply to that subsequent death. If the Certificate is continued after the death of a non-Owner Annuitant, (a) the new Annuitant will be any living contingent Annuitant, or the person you designate in writing within 60 days of death, or you and (b) you will continue to be the Certificate Owner and treated as the Designated Beneficiary.

The following two paragraphs apply if the decedent is the Certificate Owner or any joint Certificate Owner and the second paragraph applies if there is a non-natural Certificate Owner such as a trust and the decedent is the Annuitant.

If the decedent's surviving spouse is the sole Designated Beneficiary, he or she will automatically become the new sole primary Certificate Owner as of the decedent's date of death. If the decedent was the Annuitant, the new Annuitant will be any living contingent annuitant, otherwise the surviving spouse. If the surviving spouse does not surrender the Certificate for the Death Benefit, it will continue until he or she or the Annuitant, if a different person, dies. Except for this paragraph, all of "Death Provisions for Non-Qualified Certificates" will apply to that subsequent death.

In all other cases (i.e., either when a sole Designated Beneficiary is other than the decedent's surviving spouse or when there is more than one Designated Beneficiary), the Death Benefit will apply whether the Designated Beneficiary chooses to surrender the Certificate or continue it for a period not to exceed five years from the date of death. During this continuation period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial withdrawals and/or the right to totally surrender the Certificate for its Certificate Withdrawal Value. If the Certificate is still in effect at the end of the five-year continuation period, we will automatically end it then by paying the Certificate Value less any premium taxes to the Designated Beneficiary. If the Designated Beneficiary is not alive then, we will pay any person(s) named by the Designated Beneficiary in writing; otherwise we will pay the Designated Beneficiary's estate.

Death Benefit

The Covered Persons shall be you, any joint Certificate Owner, and the Annuitant. If there is a non-natural Certificate Owner such as a trust, the Annuitant shall be the sole Covered Person.

We will calculate the Death Benefit when the first Covered Person dies while the Certificate is In Force and we have received due proof of death and a written request from the Designated Beneficiary to surrender or continue the Certificate. In the following two instances, if the Designated Beneficiary elects to continue the Certificate rather than surrender it, the Death Benefit calculation will not occur and will automatically be deferred to a subsequent death:

     o when the decedent's surviving spouse is the sole Designated Beneficiary; if he or she chooses to continue the Certificate rather than surrender it for the Death Benefit, the Death Benefit may be calculated following the death of that surviving spouse or the Annuitant, if different; and

     o when the decedent is a non-Owner Annuitant and you and any joint Certificate Owner(s) are all natural persons; if you choose to continue the Certificate rather than surrender it for the Death Benefit, the Death Benefit may be calculated following your death, the death of any joint Certificate Owner, or the new Annuitant.

We will calculate the Death Benefit only once during the life of your Certificate. The Death Benefit is the greatest of the following three amounts at the time we receive due proof of death and the Designated Beneficiary's election request in writing:

     o  the current "net purchase payment death benefit",

     o  the current "greatest Anniversary value", or

     o  the current Certificate Value.

The Death Benefit amount does not change your Certificate Value at any time prior to the death of a Covered Person and does so after such a death only under the conditions described below.

If the Designated Beneficiary is surrendering the Certificate for the Death Benefit, we will pay the greatest of the three amounts defined above less any premium taxes. If (a) the Designated Beneficiary is continuing the Certificate and the Death Benefit calculation is applicable to that continuation and (b) on the date we receive due proof of death and the written election to continue the Certificate, the current "net purchase payment death benefit" and/or the current "greatest Anniversary value" is greater than the current Certificate Value, then we will add the higher difference in amounts to the current Certificate Value. We allocate this additional amount to the Variable Account and/or the Fixed Account based on the current purchase payment allocation selection then in effect.

Net Purchase Payment Death Benefit. The "net purchase payment death benefit" is:

     o  the initial purchase payment, plus

     o any additional purchase payments made prior to the Death Benefit calculation date, less

     o any partial withdrawals (including any applicable surrender charges) made prior to the Death Benefit calculation date.

We calculate the "net purchase payment death benefit" daily for each Covered Person so that it will be available if the Death Benefit calculation is applicable to that person's death.

Greatest Anniversary Value. On the Certificate Date, we will determine if any Covered Person is age 80 or older. If so, the "greatest Anniversary value" will not apply upon his or her death. Thus, for purposes of the calculation of the Death Benefit, described in "Standard Death Benefit" above, the "greatest Anniversary value" shall be zero. This zero treatment effectively changes the Death Benefit applicable to the particular Covered Person from the greatest of three defined amounts to the greater of just two of those amounts.

If any Covered Person is under age 80 on the Certificate Date, we calculate the "greatest Anniversary value" on Certificate Anniversaries with adjustments between Certificate Anniversaries if you make a purchase payment or partial withdrawal. We do this calculation for each Covered Person under the age of 80 on the Certificate Date so that the "greatest Anniversary value" will be available if the Death Benefit calculation is applicable to that person's death. The "greatest Anniversary value" for each applicable Covered Person initially equals the Certificate Value on the first Certificate Anniversary. Then, each following day in the second Certificate Year, we will adjust the "greatest Anniversary value" by adding any additional purchase payments made that day, and subtracting the following amount for each partial withdrawal made that day:

    o the amount of the partial withdrawal (including any applicable surrender charge),

    o divided by the Certificate Value immediately before the withdrawal, and

    o multiplied by the "greatest Anniversary value" immediately before the withdrawal.

On the second and each subsequent Certificate Anniversary, we compare the current Certificate Value to the "greatest Anniversary value", adjusted as described above if you made any purchase payments and/or partial withdrawals during the Certificate Year ending on that Certificate Anniversary. If the current Certificate Value exceeds the adjusted "greatest Anniversary value", the current Certificate Value will become the new "greatest Anniversary value". Except for the two instances relating to adding or changing a Covered Person that are described in the last two paragraphs of this section, our last Certificate Anniversary calculation for each applicable Covered Person will occur:

    o If the Covered Person dies prior to his or her 81st birthday, on the Certificate Anniversary before that person's death, or

    o If the Covered Person dies on or after his or her 81st birthday, on the Certificate Anniversary before his or her 81st birthday.

On the last Certificate Anniversary specified in the prior two sentences that is applicable to a Covered Person, we will set that Covered Person's last "greatest Anniversary value" equal to the greater of his or her current Certificate Value and the adjusted "greatest Anniversary value".

Between the last Certificate Anniversary and the date of death, the last "greatest Anniversary value" for each applicable Covered Person will not change unless you make purchase payments and/or partial withdrawals, in which case the person's last value will be adjusted as described above.

Between the date of death and the calculation of the Death Benefit upon receipt of the Designated Beneficiary's request to surrender or continue the Certificate for the Death Benefit, the "greatest Anniversary value" for each applicable Covered Person last determined before death under the prior sentence will not change unless you make purchase payments and/or partial withdrawals, in which case the person's value will be further adjusted on a dollar-for-dollar basis as described above for the "net purchase payment death benefit".

If (a) at least one current Covered Person has not yet reached the Certificate Anniversary before his or her 81st birthday and (b) you either add or replace any Covered Person with a person who is age 80 or older as of the Certificate Date, the "greatest Anniversary value" will not apply upon the new Covered Person's death. Thus, for purposes of the calculation of the Death Benefit described in "Death Benefit" above, the "greatest Anniversary value" shall be zero. This zero treatment effectively changes the Death Benefit applicable to the new Covered Person from the greatest of three defined amounts to the greater of only two of those amounts.

If each Covered Person lives until the Certificate Anniversary before his or her 81st birthday and then you add or replace a Covered Person, the current "greatest Anniversary value" for the youngest of the other Covered Persons will become the "greatest Anniversary value" for the new Covered Person. If this value is zero, it will never change from zero; this zero treatment effectively changes the Death Benefit applicable to the new Covered Person from the greatest of three defined amounts to the greater of only two of those amounts. If the "greatest Anniversary value" for the new Covered Person is greater than zero, it will not change unless you make purchase payments and/or partial withdrawals, in which case we will adjust the value in the same manner as is described in the two paragraphs above that begin with "Between".

Systematic Withdrawal and Systematic Investment Programs. After we receive due proof of death or receive information about a death that we reasonably believe to be true, we will end any systematic withdrawal program and/or systematic investment program except as follows:

     o for systematic withdrawals, the Designated Beneficiary is a Certificate Owner who requested us to begin the program and/or has been the sole or joint recipient of the payments

     o  for systematic investments, the decedent is a non-owner Annuitant.

If we end your systematic withdrawal program based on the above but have paid any systematic withdrawal(s) after death to a person other than the Designated Beneficiary, we will use reasonable efforts to get the recipient to return the systematic withdrawal amount(s) so that it may be paid to the Designated Beneficiary or added to the Certificate Value if the Designated Beneficiary elects to continue the Certificate. If the recipient does not return the payment(s), we are not responsible to pay the Designated Beneficiary for those payments.

Payment of Death Benefit

Instead of receiving a lump sum, you or any Designated Beneficiary may direct us in writing to pay any surrender Death Benefit of $5,000 or more under an annuity payment option that meets the following:

    o the first payment to the Designated Beneficiary must be made no later than one year after the date of death;

    o payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and

    o any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time during which the remaining payments are to be made.

                DEATH PROVISIONS FOR QUALIFIED CERTIFICATES

If the Annuitant dies while the Certificate is In Force, the Designated Beneficiary will control the Certificate. If the Designated Beneficiary chooses in writing to surrender the Certificate for the Death Benefit, we will pay the greatest of the three amounts determined in "Death Benefit" above, less any premium taxes. This surrendered Death Benefit may be applied to an annuity payment option in accordance with "Payment of Death Benefit" above.

If the Annuitant's surviving spouse is the sole Designated Beneficiary and he or she chooses to continue the Certificate instead of surrendering it for the Death Benefit, the Death Benefit will be calculated following his or her death in the same manner as the non-qualified Certificate Death Benefit.

If any other Designated Beneficiary chooses to continue the Certificate instead of surrendering it for the Death Benefit, both the Death Benefit calculation and any addition to the current Certificate Value will be handled in the same manner as the non-qualified Certificate Death Benefit. The Certificate may continue for the time period permitted by the Internal Revenue Code provisions applicable to the particular Qualified Plan.
During this continuation period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial withdrawals or the right to totally surrender the Certificate for its Certificate Withdrawal Value. If the Certificate is still in effect at the end of the continuation period, we will automatically end it then by paying the Certificate Value less any premium taxes to the Designated Beneficiary. If the Designated Beneficiary is not alive then, we will pay any person(s) named by the Designated Beneficiary in writing; otherwise we will pay the Designated Beneficiary's estate.

                           CERTIFICATE OWNERSHIP

The Certificate Owner shall be the person designated in the application and may exercise all the rights of the Certificate. Joint Certificate Owners are permitted. Contingent Certificate Owners are not permitted.

You may direct us in writing to change the Certificate Owner, primary beneficiary, contingent beneficiary or contingent annuitant. An irrevocably-named person may be changed only with the written consent of that person.

Because a change of Certificate Owner by means of a gift may be a taxable event, you should consult a competent tax adviser as to the tax consequences resulting from such a transfer.

Any Qualified Certificate may have limitations on transfer of ownership. You should consult the plan administrator and a competent tax adviser as to the tax consequences resulting from such a transfer.

                                ASSIGNMENT

You may assign the Certificate at any time. You must file a copy of any assignment with us. Your rights and those of any revocably-named person will be subject to the assignment. A Qualified Certificate may have limitations on your ability to assign the Certificate.

Because an assignment may be a taxable event, you should consult a competent tax adviser as to the tax consequences resulting from any such assignment.

                     PARTIAL WITHDRAWALS AND SURRENDER

You may make partial withdrawals from the Certificate by notifying us in writing. The minimum withdrawal amount is $300. We may permit a lesser amount with the systematic withdrawal program. If the Certificate Value after a partial withdrawal would be below $2,500, we will treat the request as a withdrawal of only the amount over $2,500. The amount withdrawn will include any applicable surrender charge and may be greater than the amount of the surrender check requested. Unless you specify otherwise, we will deduct the total amount withdrawn from all Sub-accounts of the Variable Account in the ratio that the value in each Sub-account bears to the total Variable Account Value. If there is no or insufficient value in the Variable Account, the amount surrendered, or the insufficient portion, will be deducted from the Fixed Account in the ratio that each Guarantee Period's value bears to the total Fixed Account Value.

You may totally surrender the Certificate by notifying us in writing. Surrendering the Certificate will end it. Upon surrender, you will receive the Certificate Withdrawal Value.

We will pay the amount of any surrender within seven days of receipt of your request. Alternatively, you may purchase for yourself an annuity payment option with any surrender benefit of at least $5,000. If the Certificate Owner is not a natural person, we must consent to the selection of an annuity payment option.

You may not surrender annuity options based on life contingencies after annuity payments have begun. You may surrender Option A, described in "Annuity Options" below, which is not based on life contingencies, if you have selected a variable payout.

Because of the potential tax consequences of a full or partial surrender, you should consult a competent tax adviser regarding a surrender.

                            ANNUITY PROVISIONS

Annuity Benefits

If the Annuitant is alive on the Income Date and the Certificate is In Force, we will begin payments to the Annuitant under the Annuity Option or Options you have chosen. We determine the amount of the initial payment(s) on the Income Date by using the following formula:

    o  your Certificate Value,

    o plus any positive or negative market value adjustment applicable to any Fixed Account Value (see Appendix A),

    o  less any premium taxes not previously deducted, and

    o  less any applicable certificate maintenance charge on the Income
       Date.

Annuity Option and Income Date

You may select an Annuity Option and Income Date at the time of application or later. Any Income Date must be:

    o for variable annuity options, not earlier than the first day after the Certificate Date,

    o for fixed annuity options, not earlier than the first Certificate Anniversary, and

    o  not later than the earlier of

       (i) the later of the Annuitant's 90th birthday and the 10th Certificate Anniversary and

       (ii) any maximum date permitted under state law.

If you do not select an Annuity Option, we automatically choose Option B. If you do not select an Income Date for the Annuitant, the Income Date will automatically be the latest date specified above.

You may choose or change an Annuity Option or the Income Date by writing to us at least 30 days before the Income Date.

Annuity Options

The Annuity Options are:

Option A: Income for a Fixed Number of Years;

Option B: Life Income with 10 Years of Payments Guaranteed; and

Option C: Joint and Last Survivor Income.

You may arrange other options if we agree. Each option is available in two forms - as a variable annuity for use with the Variable Account and as a fixed annuity for use with our general account Fixed Account. Variable annuity payments will fluctuate. Fixed annuity payments will not fluctuate. We determine the dollar amount of each fixed annuity payment by:

    (a) deducting from the Fixed Account Value, increased or decreased by a market value adjustment described in Appendix A, any premium taxes not previously deducted and any applicable certificate maintenance charge;

    (b) dividing the remainder by $1,000; and

    (c) multiplying the result by the greater of:
        (i) the applicable factor shown in the appropriate table in the Certificate; and
        (ii) the factor we currently offer at the time annuity payments begin. We may base this current factor on the sex of the payee unless we are prohibited by law from doing so.

If you do not select an Annuity Option, we will automatically apply Option
B. Unless you choose otherwise, we will apply:

    (a) Variable Account Value, less any premium taxes not previously deducted and less any applicable certificate maintenance charge, in its entirety to a variable annuity option, and

    (b) Fixed Account Value, increased or decreased by a market value adjustment described in Appendix A less any premium taxes not previously deducted, to a fixed annuity option.

The same amount applied to a variable option and a fixed option will produce a different initial annuity payment and different subsequent payments.

The payee is the person who will receive the sum payable under a payment option. Any payment option that provides for payments to continue after the death of the payee will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

If the amount available under any variable or fixed option is less than $5,000, we reserve the right to pay such amount in one sum to the payee in lieu of the payment otherwise provided for.

We will make annuity payments monthly unless you have requested in writing quarterly, semi-annual or annual payments. However, if any payment would be less than $100, we have the right to reduce the frequency of payments to a period that will result in each payment being at least $100.

Option A: Income For a Fixed Number of Years. We will pay an annuity for a chosen number of years, not less than 5 nor more than 50. You may choose a period of years over 30 only if it does not exceed the difference between age 100 and the Annuitant's age on the date of the first payment. We refer to Option A as Preferred Income Plan (PIP) when we are making variable annuity payments. At any time while we are making variable annuity payments, the payee may elect to receive the following amount:

    (a) the present value of the remaining variable annuity payments, commuted at the interest rate used to create the annuity factor for this option (this interest rate for variable annuity payments is also referred to as the assumed investment rate (AIR) or benchmark rate and it is 5% per year, unless you chose 3% per year when you selected the option); less

    (b) any surrender charge due by treating the value defined in (a) as a total surrender.

Instead of receiving a lump sum, the payee may elect another payment option and we will not reduce the amount applied to the new option by the surrender charge above.

If, at the death of the payee, Option A payments, whether variable or fixed, have been made for fewer than the chosen number of years:

     o we will continue payments during the remainder of the period to the successor payee; or

     o the successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option.

The mortality and expense risk charge is deducted during the Option A payment period if a variable payout has been selected, but we have no mortality risk during this period.

You may choose a "level monthly" payment option for variable payments under Option A. Under this option, we convert your annual payment into 12 equal monthly payments. Thus the monthly payment amount changes annually instead of monthly. We will determine each annual payment as described below in "Variable Annuity Payment Values", place each annual payment in our general account, and distribute it in 12 equal monthly payments. The sum of the 12 monthly payments will exceed the annual payment amount because of an interest rate factor we use, which may vary from year to year but will not be less than 2.0% per year. If the payments are commuted, we will use the commutation method described above for calculating the present value of remaining annual payments and use the interest rate that determined the current 12 monthly payments to commute any unpaid monthly payments.

Currently, we permit the original payee to make a number of changes to variable payments under Option A. No new change is permitted if a change has occurred with the prior year (i.e., the prior 365 days). For regular PIPs, the permissible changes, which can be made at any time followed by the yearly waiting period, include:

     o shortening or lengthening the period certain provided the payments already made and those to be made meet the 5 - 50 year and age 100 limits described above;

     o changing to a life option - note that this option does not allow the payee to end the payments for a commuted value;

     o  changing to the "level monthly" option;

     o  changing the AIR or benchmark rate;

     o  changing the payment frequency; and

     o  changing the day of the month on which payment occurs.

For "level monthly" PIPs, the permissible changes, which can only be made on the anniversary date we convert your annual payment into 12 equal monthly payments, include:

     o shortening or lengthening the period certain provided the payments already made and those to be made meet the 5 - 50 year and age 100 limits described above;

     o changing to a life option - note that this option does not allow the payee to end the payments for a commuted value;

     o  changing to the regular PIP option;

     o  changing the AIR or benchmark rate; and

     o  changing the day of the month on which payment occurs.

See "Annuity Payments" for the manner in which Option A may be taxed.

Option B: Life Income with 10 Years of Payments Guaranteed. We will pay an annuity during the lifetime of the payee. If, at the death of the payee, payments have been made for fewer than 10 years:

     o we will continue payments during the remainder of the period to the successor payee; or

     o the successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 5% per year, unless you chose 3% per year when you selected the option.

The amount of the annuity payments will depend on the age of the payee on the Income Date and it may also depend on the payee's sex.

Option C: Joint and Last Survivor Income. We will pay an annuity for as long as either the payee or a designated second natural person is alive. The amount of the annuity payments will depend on the age of both persons on the Income Date and it may also depend on each person's sex. It is possible under this option to receive only one annuity payment if both payees die after the receipt of the first payment, or to receive only two annuity payments if both payees die after receipt of the second payment, and so on.

Variable Annuity Payment Values

We determine the amount of the first variable annuity payment by using an annuity purchase rate based on an assumed annual investment rate (AIR or benchmark rate) of 5% per year, unless you choose 3% in writing. (See below and "Variable Annuity Payment Values" in the Statement of Additional Information for more information on AIRs.) Subsequent variable annuity payments will fluctuate in amount and reflect whether the actual investment return of the selected Sub-account(s) (after deducting the mortality and expense risk charge) is better or worse than the assumed investment rate. The total dollar amount of each variable annuity payment will be equal to:

     (a) the sum of all Sub-account payments, less

     (b) the pro-rata amount of the annual certificate maintenance charge. (See "Deductions for Certificate Maintenance Charge" for the circumstances under which this charge will be waived under variable payments Option A.)

Currently, there is no limit on the number of times or the frequency with which a payee may instruct us to change the Sub-account(s) used to determine the amount of the variable annuity payments. Currently, there is also no charge for such transfers.


If you apply an amount of Sub-account value to a particular payment option, your initial payment will be larger if you select a 5% AIR instead of a 3% AIR but, all other things being equal, your subsequent 5% AIR payments have the potential for increasing in amount by a smaller percentage and for decreasing in amount by a larger percentage. Note that these changes in payment amounts are on a percentage basis and do not illustrate when, if ever, the 5% AIR payment amount might become less than the 3% AIR payment amount. Note though that if you select Option A (Income for a Fixed Number of Years) and payments continue for the entire period, the 5% AIR payment amount will start out being larger than the 3% AIR payment amount but eventually the 5% AIR payment amount will become less than the 3% AIR payment amount.


Proof of Age, Sex, and Survival of Annuitant

We may require proof of age, sex or survival of any payee upon whose age, sex or survival payments depend. If the age or sex has been misstated, we will compute the amount payable based on the correct age and sex. If income payments have begun, we will pay in full any underpayments with the next annuity payment and deduct any overpayments, unless repaid in one sum, from future annuity payments until we are repaid in full.

                          SUSPENSION OF PAYMENTS

We reserve the right to postpone surrender payments from the Fixed Account for up to six months. We also reserve the right to suspend or postpone any type of payment from the Variable Account for any period when:

     o the New York Stock Exchange is closed other than customary weekend or holiday closings;

     o  trading on the Exchange is restricted;

     o an emergency exists as a result of which it is not reasonably practicable to dispose of securities held in the Variable Account or determine their value; or

     o the Securities and Exchange Commission permits delay for the protection of security holders.

The applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the prior two conditions described above exist.

                             YEAR 2000 MATTERS

Many existing computer programs use only two digits to identify a year in the date field. These programs were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer applications could fail or create erroneous results by or at the year 2000. This potential problem has become known as the "Year 2000 issue". The Year 2000 issue affects virtually all companies and organizations.

Computer applications that are affected by the Year 2000 issue could impact our business functions in various ways, ranging from a complete inability to perform critical business functions to a loss of productivity in varying degrees. Likewise, the failure of some computer applications could have no impact on critical business functions.

We are assessing and addressing the Year 2000 issue by implementing a four-step plan. The first two steps involve conducting an inventory of all computer applications which support our business functions and prioritizing computer applications which are affected by the Year 2000 issue, based upon the degree of impact each application has on the functioning of our business units. The first two steps of the plan are substantially complete.


The final two steps of the four-step plan involve repairing and replacing affected computer programs and testing them for Year 2000 readiness. For computer applications which are "mission critical" (i.e., their failure would result in our complete inability to perform critical business functions), we completed the final two steps of the plan on June 1, 1999. We expect to complete the repair and replacement of non-critical computer applications by December 31, 1999.


We believe the Year 2000 issue could have a material impact on our operations if we do not implement the four-step plan in a timely manner. However, based upon our progress, we believe we will meet our timetable, and the Year 2000 issue will not pose significant operational problems for our computer systems.

We do not expect the cost of addressing the Year 2000 issue to be material to our financial condition or results of operations.

                                TAX STATUS

Introduction

This discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. We make no attempt to consider any applicable state or other tax laws. Moreover, this discussion is based upon our understanding of current federal income tax laws as they are currently interpreted. We make no representation regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

The Certificate is for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The ultimate effect of federal income taxes on the Certificate Value, on annuity payments, and on the economic benefit to the Certificate Owner, Annuitant or Designated Beneficiary depends on the type of retirement plan for which you purchase the Certificate and upon the tax and employment status of the individual concerned.

Taxation of Annuities in General

Section 72 of the Code governs taxation of annuities in general. There are no income taxes on increases in the value of a Certificate until a distribution occurs, in the form of a full surrender, a partial surrender, an assignment or gift of the Certificate, or annuity payments. A trust or other entity owning a Non-Qualified Certificate, other than as an agent for an individual, is taxed differently; increases in the value of a Certificate are taxed yearly whether or not a distribution occurs.

Surrenders, Assignments and Gifts. If you fully surrender your Certificate, the portion of the payment that exceeds your cost basis in the Certificate is subject to tax as ordinary income. For Non-Qualified Certificates, the cost basis is generally the amount of the purchase payments made for the Certificate. For Qualified Certificates, the cost basis is generally zero and the taxable portion of the surrender payment is generally taxed as ordinary income subject to special 5-year income averaging for lump-sum distributions received before January 1, 2000. A Designated Beneficiary receiving a lump sum surrender benefit after your death or the death of the Annuitant is taxed on the portion of the amount that exceeds your cost basis in the Certificate. If the Designated Beneficiary elects that the lump sum not be paid in order to receive annuity payments that begin within one year of the decedent's death, different tax rules apply. See "Annuity Payments" below. For Non-Qualified Certificates, the tax treatment applicable to Designated Beneficiaries may be contrasted with the income-tax-free treatment applicable to persons inheriting and then selling mutual fund shares with a date-of-death value in excess of their basis.

Partial withdrawals received under Non-Qualified Certificates prior to annuitization are first included in gross income to the extent Certificate Value exceeds purchase payments. Then, to the extent the Certificate Value does not exceed purchase payments, such withdrawals are treated as a non-taxable return of principal to you. For partial withdrawals under a Qualified Certificate, payments are treated first as a non-taxable return of principal up to the cost basis and then a taxable return of income. Since the cost basis of Qualified Certificates is generally zero, partial surrender amounts will generally be fully taxed as ordinary income.

If you assign or pledge a Non-Qualified Certificate, you will be treated as if you had received the amount assigned or pledged. You will be subject to taxation under the rules applicable to partial withdrawals or surrenders. If you give away your Certificate to anyone other than your spouse, you are treated for income tax purposes as if you had fully surrendered the Certificate.

A special computational rule applies if we issue to you, during any calendar year, two or more Certificates, or one or more Certificates and one or more of our other annuity contracts. Under this rule, the amount of any distribution includable in your gross income is determined under
Section 72(e) of the Code. All of the contracts will be treated as one contract. We believe this means the amount of any distribution under any one Certificate will be includable in gross income to the extent that at the time of distribution the sum of the values for all the Certificates or contracts exceeds the sum of each contract's cost basis.

Annuity Payments. We determine the non-taxable portion of each variable annuity payment by dividing the cost basis of your values allocated to Variable Account Value by the total number of expected payments. We determine the non-taxable portion of each fixed annuity payment with an "exclusion ratio" formula which establishes the ratio that the cost basis of your values allocated to Fixed Account Value bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Qualified Certificates, the cost basis is generally zero. With annuity payments based on life contingencies, the payments will become fully taxable once the payee lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments. Because variable annuity payments can increase over time and because certain payment options provide for a lump sum right of commutation, it is possible that the IRS could determine that variable annuity payments should not be taxed as described above but instead should be taxed as if they were received under an agreement to pay interest. This determination would result in a higher amount (up to 100%) of certain payments being taxable.

With respect to the "level monthly" payment option available under Annuity Option A, pursuant to which each annual payment is placed in our general account and paid out with interest in 12 equal monthly payments, it is possible the IRS could determine that receipt of the first monthly payout of each annual payment is constructive receipt of the entire annual payment. Thus, the total taxable amount for each annual payment would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.

Following any change by the payee to variable annuity payments under Option A, other than a change of the payment day of the month or a change from regular PIP to "level monthly" PIP (or vice versa) where the remaining payment length stays the same, the non-taxable portion of each payment will be recalculated in accordance with IRS standards.

Penalty Tax. Payments received by you, Annuitants, and Designated Beneficiaries under Certificates may be subject to both ordinary income taxes and a penalty tax equal to 10% of the amount received that is includable in income. The penalty tax is not imposed on the following amounts received:

   o  after the taxpayer attains age 59-1/2;
   o in a series of substantially equal payments made for life or life expectancy;
   o after the death of the Certificate Owner (or, where the Certificate Owner is not a human being, after the death of the Annuitant);
   o  if the taxpayer becomes totally and permanently disabled; or
   o under a Non-Qualified Certificate's annuity payment option that provides for a series of substantially equal payments; provided only that one purchase payment is made to the Certificate, that the Certificate is not issued as a result of a Section 1035 exchange, and that the first annuity payment begins in the first Certificate Year.

Income Tax Withholding. We are required to withhold federal income taxes on taxable amounts paid under Certificates unless the recipient elects not to have withholding apply. We will notify recipients of their right to elect not to have withholding apply. See "Tax-Sheltered Annuities" (TSAs) for an alternative type of withholding that may apply to distributions from TSAs that are eligible for rollover to another TSA or an individual retirement annuity or account (IRA).

Section 1035 Exchanges. You may purchase a Non-Qualified Certificate with proceeds from the surrender of an existing annuity contract. Such a transaction may qualify as a tax-free exchange pursuant to Section 1035 of the Code. It is our understanding that in such an event:

   o the new Certificate will be subject to the distribution-at-death rules described in "Death Provisions for Non-Qualified
      Certificates";

   o purchase payments made between August 14, 1982 and January 18, 1985 and the income allocable to them will, following an exchange, no longer be covered by a "grandfathered" exception to the penalty tax for a distribution of income that is allocable to an investment made over 10 years prior to the distribution; and

   o purchase payments made before August 14, 1982 and the income allocable to them will, following an exchange, continue to receive the following "grandfathered" tax treatment under prior law:
       (i)   the penalty tax does not apply to any distribution;
       (ii) partial withdrawals are treated first as a non-taxable return of principal and then a taxable return of income; and
       (iii) assignments are not treated as surrenders subject to taxation.

 We base our understanding of the above principally on legislative reports prepared by the Staff of the Congressional Joint Committee on Taxation.

Diversification Standards. The U.S. Secretary of the Treasury has issued regulations that set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Eligible Funds intend to meet the diversification requirements for the Certificate, as those requirements may change from time to time. If the diversification requirements are not satisfied, the Certificate will not be treated as an annuity contract. As a consequence, income earned on a Certificate would be taxable to you in the year in which diversification requirements were not satisfied, including previously non-taxable income earned in prior years. As a further consequence, we could be subjected to federal income taxes on assets in the Variable Account.

The Secretary of the Treasury announced in September 1986 that he expects to issue regulations which will prescribe the circumstances in which your control of the investments of a segregated asset account may cause you, rather than us, to be treated as the owner of the assets of the account. The regulations could impose requirements that are not reflected in the Certificate. We, however, have reserved certain rights to alter the Certificate and investment alternatives so as to comply with such regulations. Since no regulations have been issued, there can be no assurance as to the content of such regulations or even whether application of the regulations will be prospective. For these reasons, you are urged to consult with your tax adviser.

Qualified Plans

The Certificate is for use with several types of Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, we do not attempt to provide more than general information about the use of the Certificate with the various types of Qualified Plans. Participants under such Qualified Plans as well as Certificate Owners, Annuitants, and Designated Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Certificate issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Certificate in connection with them. Purchasers of the Certificate should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Certificate with that Plan.

Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain contribution limitations, exclude the amount of purchase payments from gross income for tax purposes. However, such purchase payments may be subject to Social Security (FICA) taxes. This type of annuity contract is commonly referred to as a "Tax-Sheltered Annuity"
(TSA).

Section 403(b)(11) of the Code contains distribution restrictions. Specifically, benefits may be paid, through surrender of the Certificate or otherwise, only:

   (a) when the employee attains age 59-1/2, separates from service, dies or becomes totally and permanently disabled (within the meaning of Section 72(m)(7) of the Code) or

   (b) in the case of hardship. A hardship distribution must be of employee contributions only and not of any income attributable to such contributions.

Section 403(b)(11) does not apply to distributions attributable to assets held as of December 31, 1988. Thus, it appears that the law's restrictions would apply only to distributions attributable to contributions made after 1988, to earnings on those contributions, and to earnings on amounts held as of December 31, 1988. The Internal Revenue Service has indicated that the distribution restrictions of Section 403(b)(11) are not applicable when TSA funds are being transferred tax-free directly to another TSA issuer, provided the transferred funds continue to be subject to the Section 403(b)(11) distribution restrictions.

If you have requested a distribution from a Certificate, we will notify you if all or part of such distribution is eligible for rollover to another TSA or to an individual retirement annuity or account (IRA). Any amount eligible for rollover treatment will be subject to mandatory federal income tax withholding at a 20% rate unless you direct us in writing to transfer the amount as a direct rollover to another TSA or IRA.

Individual Retirement Annuities

Sections 408(b) and 408A of the Code permit eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" and "Roth IRA", respectively. These individual retirement annuities are subject to limitations on the amount which may be contributed, the persons who may be eligible to contribute, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into a
Section 408(b) Individual Retirement Annuity.

Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Certificate to provide benefits under the plans.


Deferred Compensation Plans with Respect to Service for State and Local Governments


Section 457 of the Code, while not actually providing for a Qualified Plan as that term is normally used, provides for certain deferred compensation plans that enjoy special income tax treatment with respect to service for tax-exempt organizations, state governments, local governments, and agencies and instrumentalities of such governments. The Certificate can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. However, all such investments are owned by and subject to the claims of general creditors of the sponsoring employer.

Annuity Purchases by Nonresident Aliens

The discussion above provides general information regarding federal income tax consequences to annuity purchasers who are U.S. citizens or resident aliens. Purchasers who are not U.S. citizens or resident aliens will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower rate applies in a U.S. treaty with the purchaser's country. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.

                    VARIABLE ACCOUNT VOTING PRIVILEGES

In accordance with our view of present applicable law, we will vote the shares of the Eligible Funds held in the Variable Account at regular and special meetings of the shareholders of the Eligible Funds in accordance with instructions received from persons having the voting interest in the Variable Account. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions.

However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Eligible Funds in our own right, we may elect to do so.

You have the voting interest under a Certificate prior to the Income Date. The number of shares held in each Sub-account which are attributable to you is determined by dividing your Variable Account Value in each Sub-account by the net asset value of the applicable share of the Eligible Fund. The payee has the voting interest after the Income Date under an annuity payment option. The number of shares held in the Variable Account which are attributable to each payee is determined by dividing the reserve for the annuity payments by the net asset value of one share. During the annuity payment period, the votes attributable to a payee decrease as the reserves underlying the payments decrease.

We will determine the number of shares in which a person has a voting interest as of the date established by the respective Eligible Fund for determining shareholders eligible to vote at the meeting of the Fund. We will solicit voting instructions in writing prior to such meeting in accordance with the procedures established by the Eligible Fund.

Each person having a voting interest in the Variable Account will receive periodic reports relating to the Eligible Fund(s) in which he or she has an interest, proxy material and a form with which to give such voting instructions.

                         SALES OF THE CERTIFICATES

Keyport Financial Services Corp. ("KFSC"), an affiliate, serves as the principal underwriter for the Certificate described in this prospectus. Salespersons who represent us as variable annuity agents will sell the Certificates. Such salespersons are also registered representatives of broker/dealers who have entered into distribution agreements with KFSC. KFSC is registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. It is located at 125 High Street, Boston, Massachusetts 02110.

A dealer selling the Certificate may receive up to 6.00% of purchase payments, and additional compensation later based on the Certificate Value of those payments. The percentage may increase to 7.00% during certain time periods Keyport Benefit and KFSC select. In addition, under certain circumstances, we or certain of our affiliates, under a marketing support agreement with KFSC, may pay certain sellers for other services not directly related to the sale of the Certificates, such as special marketing support allowances.

We may sell Certificates with lower or no dealer compensation to a person who is an officer, director, or employee of ours or an affiliate of ours or to any Qualified Plan established for such a person. Such Certificates may be different from the Certificates sold to others in that they are not subject to the deduction for the certificate maintenance charge, the asset-based distribution charge or the surrender charge and they have a mortality and expense risk charge of 0.35% per year.

We may sell Certificates with lower or no dealer compensation as part of an exchange program for other fixed ("Old FA") and variable ("Old VA") annuity contracts we previously issued. A Certificate issued in exchange for an Old VA will be issued with an exchange endorsement and we will not assess a surrender charge under the Old VA at the time of the exchange. The exchange endorsement provides that we will calculate any surrender charge assessed under the Certificate in relation to the initial purchase payment (i.e., the amount exchanged) based on the actual time of each purchase payment under the Old VA. The endorsement also provides that we will not refund the amount described in "Right to Revoke" if the Certificate is returned. Instead, we will return the Old VA to the owner and treat it as if no exchange had occurred.

                             LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account or the Principal Underwriter are a party. We are engaged in various kinds of routine litigation which, in our judgment, is not of material importance in relation to our total capital and surplus.

                      INQUIRIES BY CERTIFICATE OWNERS

You may write us with questions about your Certificate to Keyport Benefit Life Insurance Company, Service Office, 125 High Street, Boston, MA 02110, or call (800) 367-3653.

          TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION

                                                              Page
Keyport Benefit Life Insurance Company                         2
Variable Annuity Benefits                                      2
  Variable Annuity Payment Values                              2
  Re-Allocating Sub-account Payments                           3
Safekeeping of Assets                                          4
Principal Underwriter                                          4
Experts                                                        4
Investment Performance                                         4
  Yield for Stein Roe Money Market Sub-Account                 5
Financial Statements                                           6
  Variable Account A                                           7
  Keyport Benefit Life Insurance Company                       33

                                APPENDIX A

 THE FIXED ACCOUNT (ALSO KNOWN AS THE MODIFIED GUARANTEED ANNUITY ACCOUNT)

Introduction

This appendix describes the Fixed Account option available under the Certificate.

Fixed Account Values are subject to a limited market value adjustment. The adjustment may result in an increase or decrease in amounts transferred and amounts paid to you or other payees (including withdrawals, surrenders, death benefits, and amounts applied to purchase annuity payments). However, a market value adjustment will not reduce the interest rate applied to amounts you allocate to a Guarantee Period to less than 3% per year. Payments made from Fixed Account Values at the end of a Guarantee Period are not subject to the limited market value adjustment.

Any purchase payments you allocate to the Fixed Account option become part of our general account. Because of provisions in the securities laws, our general account including the Fixed Account, are not subject to regulation under the Securities Act of 1933 or the Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in the prospectus relating to the general account and the Fixed Account option.

Allocations to the Fixed Account

We will allocate purchase payments to the Fixed Account according to your selection in the application. Your selection must specify the percentage of the purchase payment you want to allocate to each Guarantee Period. The percentage, if not zero, must be at least 5%. You may change the allocation percentages without any charges. You must make allocation changes in writing unless you have, in writing, authorized us to accept telephone allocation instructions. By authorizing us to accept telephone changes, you agree to the conditions and procedures we establish from time to time. The current conditions and procedures are in Appendix B. We will notify you in advance of any changes.

Each Guarantee Period currently offered is available for initial and subsequent purchase payments and for transfers of Certificate Value. We currently offer Guarantee Periods of 1, 3, 5, and 7 years. We may change at any time the number and/or length of Guarantee Periods we offer. If we no longer offer a particular Guarantee Period, the existing Fixed Account Value in that Guarantee Period will remain until the end of the period. At that time, you must select a different Guarantee Period.

Capital Protection Plus

We offer a capital protection plus program. Under this program, we allocate part of your purchase payment to the Guarantee Period you select.
Currently, you may only select the 7-year Guarantee Period.

Based on the length of the period and the period's interest rate, we determine how much of your purchase payment must be allocated to the Guarantee Period so that, at the end of the Guarantee Period, the allocated amount plus interest will be equal to your total purchase payment. We will allocate the rest of your purchase payment to the Sub-account(s) of the Variable Account based on your allocation instructions.

For example, assume you choose the 7-year Guarantee Period and we receive your purchase payment of $10,000 when the interest rate for the Guarantee Period is 6.75% per year. We will allocate $6,331 to that Guarantee Period, because $6,331 will increase, at the interest rate of 6.75%, to $10,000 after seven years. The remaining $3,669 of the payment will be allocated to the Sub-account(s) you select.

If you surrender or transfer any part of the Fixed Account Value before the end of the Guarantee Period, the value at the end of that period will not equal your original purchase payment amount.

Fixed Account Value

Fixed Account Value is equal to:

     o all purchase payments allocated or amounts transferred to the Fixed Account plus the interest credited on those payments or amounts transferred; less

     o any prior partial withdrawals or transfers from the Fixed Account, including any applicable charges.

Interest Credits

We credit interest daily. The interest we credit is based on an annual compound interest rate. It is credited to purchase payments allocated to the Fixed Account at rates we declare for Guarantee Periods of one or more years from the month and day of allocation. Any rate we set will be at least 3% per year.

Our interest crediting method may result in each of your Guarantee Periods being subject to different rates. For purposes of this section, we treat Variable Account Value transferred to the Fixed Account and Fixed Account Value that is renewed or transferred to another Guarantee Period as a purchase payment allocation.

Application of Market Value Adjustment

No market value adjustment applies to Guarantee Periods of less than three years.

A market value adjustment applies to any Fixed Account Value surrendered, withdrawn, transferred, or applied to an Annuity Option from a Guarantee Period of three years or more, unless:

     o  the transaction occurs at the end of the Guarantee Period, or

     o the Certificate is surrendered for the Death Benefit after the death of a Covered Person.

We apply the market value adjustment before we deduct any applicable surrender charges or taxes.

If a market value adjustment applies to a surrender or the application to an Annuity Option, we will add or deduct any positive or negative market value adjustment amount, respectively, to your Certificate Value.

If a market value adjustment applies to either a partial withdrawal or a transfer, we will add or deduct any positive or negative market value adjustment, respectively, to, the partial withdrawal or transfer amount after we have deducted the requested withdrawal or transfer amount from the Fixed Account Value. This means that the net amount may be more or less than the amount requested.

Effect of Market Value Adjustment

A market value adjustment reflects the change in prevailing current interest rates since the beginning of a Guarantee Period. The market value adjustment may be positive or negative. Any negative adjustment may be limited in amount (see "Market Value Adjustment Factor" below).

Generally, if the treasury rate (see "Treasury Rates" below) for your Guarantee Period is lower than the treasury rate for a new Guarantee Period with a length equal to the time remaining in your Guarantee Period, the market value adjustment will be negative and it will result in a reduction of the amount surrendered, withdrawn, transferred, or applied to an Annuity Option.

On the other hand, if the treasury rate for your Guarantee Period is higher than the treasury rate for a new Guarantee Period with a length equal to the time remaining in your Guarantee Period, then the market value adjustment will be positive and it will result in an increase in the amount surrendered, withdrawn, transferred, or applied to an Annuity Option.

Market Value Adjustment Factor

We compute the market value adjustment for each of your Guarantee Periods by multiplying the applicable amount surrendered, withdrawn, transferred, or applied to an Annuity Option, by the market value adjustment factor. The market value adjustment factor is calculated as the larger of formulas (a) and (b):

(a) (1+a)/(1+b)(n/12)-1

where:

"a" is the treasury rate for the initial number of years in your Guarantee
Period;

"b" is the treasury rate for a period equal to the time remaining (rounded up to the next whole number of 12-month periods) to the expiration of your Guarantee Period; and

"n" is the number of complete Guarantee Period Months remaining before the expiration of your Guarantee Period.

(b) (1.03)/(1+i)(y+d/#)-1

where:

"i" is the guaranteed interest rate for your Guarantee Period;

"y" is the number of complete 12-month periods that have elapsed in your Guarantee Period;

"d" is the number of calendar days since the end of the last complete 12-month period in your Guarantee Period or, if "y" is zero, the number of calendar days since the start of your Guarantee Period; and

"#" is the number of calendar days in the current 12-month period of your Guarantee Period, which is generally 365 days.

As stated above, the formula (b) amount will apply only if it is greater than the formula (a) amount. This will occur only when the formula (a) amount is negative and the formula (b) amount is a smaller negative number. Under these conditions, formula a's full (normal) negative market value adjustment will be limited to the extent that adjustment would decrease your Guarantee Period's Fixed Account Value below the following amount:

   (i)   the amount allocated to your Guarantee Period; less
   (ii) any prior systematic or partial withdrawal amounts and amounts transferred; less
   (iii) interest on the above items (i) and (ii) credited annually at a rate of 3% per year.

Treasury Rates

The treasury rate for a Guarantee Period is the interest rate in the Treasury Constant Maturity Series, as published by the Federal Reserve Board, for a maturity equal to the number of years specified in "a" and "b" in formula (a) above. Weekly series are published at the beginning of the following week. The Determination Dates are the last business day before the 1st and 15th of each calendar month.

To determine the "a" treasury rate, we use the weekly series first published on or after the most recent Determination Date that occurs on or before the Start Date for the Guarantee Period. If the Start Date is the same as the Determination Date or the date of publication, or any date in between, we instead use the weekly series first published after the prior Determination Date. To determine the "b" treasury rate, we use the weekly series first published on or after the most recent Determination Date which occurs on or before the date on which the market value adjustment factor is calculated. If the calculation date is the same as the Determination Date or the date of publication, or any date in between, we will instead use the weekly series first published after the prior Determination Date.

If the number of years and or 12-month periods specified in "a" or "b" is not equal to a maturity in the Treasury Constant Maturity Series, we determine the treasury rate by straight line interpolation between the interest rates of the next highest and next lowest maturities.

If the Treasury Constant Maturity Series becomes unavailable, we will adopt a comparable constant maturity index. If such a comparable index is not available, we will replicate calculation of the Treasury Constant Maturity Series Index based on U.S. Treasury Security coupon rates.

End of A Guarantee Period

We will notify you in writing at least 30 days prior to the end of each of your Guarantee Periods. At the end of your Guarantee Period, we will automatically transfer your Guarantee Period's Fixed Account Value to the Stein Roe Money Market Sub-account unless we have received:

   o your election of a new Guarantee Period from among those we offer at that time; or

   o your instructions to transfer the ending Fixed Account Value to one or more Sub-accounts of the Variable Account.

You may not elect a new Guarantee Period that is longer than the number of years remaining until the Income Date.

Transfers of Fixed Account Value

You may transfer Fixed Account Value from one of your Guarantee Periods to another or to one or more Sub-accounts of the Variable Account subject to any applicable market value adjustment. If the Fixed Account Value represents multiple Guarantee Periods, your transfer request must specify from which values you want the transfer made.

The Certificate allows us to limit the number of transfers you may make in a specified time period. Currently, we generally limit Variable Account and Fixed Account transfers to unlimited transfers per calendar year with a $500,000 per transfer dollar limit. See "Transfer of Variable Account Value" and "Limits on Transfers". These limitations will not apply to any transfer made at the end of a Guarantee Period. We will notify you prior to changing the current limitations.

You must request transfers in writing unless you have authorized us in writing to accept telephone transfer instructions from you or from a person acting on your behalf as an attorney-in-fact under a power of attorney. By authorizing us to accept telephone transfer instructions, you agree to the conditions and procedures we establish from time to time. The current conditions and procedures are in Appendix B. If you have authorized telephone transfers, you will be notified in advance of any changes. A person acting on your behalf as an attorney-in-fact under a power of attorney may request transfers in writing.

If we receive your transfer requests before 4:00 PM Eastern Time, or any other time for the close of trading on the New York Stock Exchange, we will execute them at the close of business that day. Any requests we receive later, we will execute at the close of the next business day.

If you transfer 100% of a Guarantee Period's value and your current allocation for purchase payments includes that Guarantee Period, we will automatically change the allocation formula for future purchase payments unless you instruct otherwise. For example, if the allocation formula is 50% to the One-Year Guarantee Period and 50% to Sub-account A and you transfer all Fixed Account Value to Sub-account A, we will change the allocation formula to 100% to Sub-account A.

                                APPENDIX B

                          TELEPHONE INSTRUCTIONS

Telephone Transfers of Certificate Values

1. If there are joint Certificate Owners, both must authorize us to accept telephone instructions but either Certificate Owner may give us telephone instructions.

2. All callers must identify themselves. We reserve the right to refuse to act upon any telephone instructions in cases where the caller has not sufficiently identified himself/herself to our satisfaction.

3. Neither we nor any person acting on our behalf shall be subject to any claim, loss, liability, cost or expense if we or such person acted in good faith upon a telephone instruction, including one that is unauthorized or fraudulent. However, we will employ reasonable procedures to confirm that a telephone instruction is genuine and, if we do not, we may be liable for losses due to an unauthorized or fraudulent instruction. You thus bear the risk that an unauthorized or fraudulent instruction we execute may cause your Certificate Value to be lower than it would be had we not executed the instruction.

4. We record all conversations with disclosure at the time of the call.

5. The application for the Certificate may allow you to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, we will treat such power as durable in nature and it shall not be affected by your subsequent incapacity, disability or incompetency. Either we or the authorized person may cease to honor the power by sending written notice to you at your last known address. Neither we nor any person acting on our behalf shall be subject to liability for any act executed in good faith reliance upon a power of attorney.

6. Telephone authorization shall continue in force until:

     o  we receive your written revocation,
     o  we discontinue the privilege, or
     o we receive written evidence that you have entered into a market timing or asset allocation agreement with an investment adviser or with a broker/dealer.

7. If we receive telephone transfer instructions at 800-367-3653 before 4:00 P.M. Eastern Time or other close of trading on the New York Stock Exchange, they will be initiated that day based on the unit value prices calculated at the close of that day. We will initiate instructions we receive after the close of trading on the NYSE on the following business day.

8. Once we accept instructions, they may not be canceled.

9. You must make all transfers in accordance with the terms of the Certificate and current prospectus. If your transfer instructions do not conform to those terms, we will not execute the transfer and will notify the caller within 48 hours.

10. If you transfer 100% of any Sub-account's value and the allocation formula for purchase payments includes that Sub-account, then we will change the allocation formula for future purchase payments accordingly unless we receive telephone instructions to the contrary. For example, if the allocation formula is 50% to Sub-account A and 50% to Sub-account B and you transfer all of Sub-account A's value to Sub-account B, we will change the allocation formula to 100% to Sub-account B unless you instruct us otherwise.

Telephone Changes to Purchase Payment Allocation Percentages

Numbers 1-6 above are applicable.

                                APPENDIX C

                       SYSTEMATIC WITHDRAWAL PROGRAM

Payment Type

There are three payment types available under all certificates (#1-3) and two that are available only under individual retirement annuities if the owner is under age 58-1/2 at time of the first payment (#4&5). We will not set up any payment type you select if we determine that the first payment amount will be less than $100.

  1. Percentage Method. We will apply a percentage specified by you, not to exceed 10%, to the Certificate Value at the time of the first payment, and pay you the total in equal payments based on the payment frequency you select. It is possible that the full percentage amount chosen will not be received in the initial Certificate Year under the program. A proportionate amount of the Percentage will be received based on the number of payments that will be made in the remainder of the Certificate Year in relation to the number of payments made annually under the selected payment frequency. For example, if the percentage chosen is 10% and the Certificate Year begins on January 2 and monthly payments begin on April 6 when the Certificate Value is $120,000, the monthly amount payable will be $1,000 (10% of $120,000, divided by 12). Nine payments (representing 9/12 of the 10% amount) will be made before the next January 2 anniversary. On the first payment date after the anniversary, (January 6 in this example), the dollar amount of the percentage will be recalculated and divided by 12 to determine the new monthly amount.

  2. Earnings Method. The payment amount is calculated at the time of each withdrawal by subtracting from the current Certificate Value (a) for the first withdrawal, the Certificate Value from one payment period prior (e.g., if the frequency is quarterly, the Certificate Value would be from three months prior) and (b) for each subsequent withdrawal, the Certificate Value at the time of the prior withdrawal. No payment will be made if the calculation amount is zero or less and payments will resume only when the calculation amount is greater than zero.

  3. Net Amount Method. You specify a set dollar amount for each withdrawal of at least $100. In the event a surrender charge is applicable to all or part of a withdrawal because your specified amount exceeds the "free withdrawal amounts", we will increase the withdrawal amount in order to create a net withdrawal amount equal to your specified amount.

  4. IRA Amortization Method. The systematic withdrawal amount will remain the same during the entire life expectancy period. We will calculate the payment amount based on the amortization method described in IRS Notice 89-25 (Q&A-12), using your Certificate Value on the date of the first payment, your life expectancy based on your attained age on the date of the first payment and IRS Table V, and an interest rate set by us on the date of the first payment that is not in excess of a reasonable rate.

  5. IRA Minimum Distribution Method. The systematic withdrawal amount will change each year during the life expectancy period. We will calculate the annual payment amount based on the minimum distribution method described in IRS Notice 89-25 (Q&A-12), by dividing your current Certificate Value at the time of each year's calculation by your then current life expectancy factor (the life expectancy factor is initially determined by your attained age on the date of the first payment and IRS Table V and it is then reduced by 1.0 when each succeeding year's calculation is made). The initial calculation of the annual payment amount will occur on the date of the first payment and each succeeding year's calculation will occur one year later. The annual payment calculated each year will be paid out in equal payments according to the frequency option chosen.

Payment Frequency and First Payment Date

You may request that withdrawals be made monthly, quarterly, semi-annually or annually. If, however, your selected payment frequency will create a withdrawal amount of less than $100, we will reduce the frequency of payments to an interval that will result in the withdrawal being at least $100.

Unless you select a later date by written request, the date of the first withdrawal will be (a) one payment period after the Certificate Date if you request systematic withdrawals at the time of your initial purchase payment or (b) one payment period after we receive your written request to begin systematic withdrawals. If, however, your written request is for an IRA Method (#4 or #5) and you made a partial withdrawal in the same Certificate Year, then the first withdrawal shall instead be on the next Certificate Anniversary.

Federal Income Tax Withholding

The taxable portion of withdrawals you receive from your Certificate is subject to 10% federal income tax withholding unless you elect not to have withholding apply. Any withholding will be deducted from the payment amount calculated under the payment type in effect.

You may elect not to have withholding apply to withdrawal payments by signing and dating an election of no withholding. You are liable for payment of federal income tax on the taxable portion of your withdrawal. You also may be subject to tax penalties if your withholding and estimated tax payments are not sufficient.

If you want federal income tax withholding to apply, please sign and date an election of withholding. Your election to withhold or to not withhold will remain in effect until you revoke it. You may revoke it at any time.

Direct Deposit of Payments

If you request direct deposit of systematic withdrawals to your checking or savings account, we will use our best effort to ensure that the correct amount is credited to your account within three business days of the payment date. If we transfer less than the correct amount, any shortfall will be corrected in full with the next transfer. If we transfer more than the correct amount or duplicate a transfer in error, any excess or duplicate amount, unless repaid to us in one sum, will be deducted from future transfers until we are repaid in full.

Important Income Tax Information

Payment Types 1-3. Systematic withdrawals will be taxed under the regular rules applicable to surrenders and not under the special exclusion ratio/amount rules applicable to annuity payments. All or part of each withdrawal may thus be taxable. In addition, anyone under the age of 59-1/2 at the time of a withdrawal may also be subject to a 10% federal income tax penalty on the taxable portion of the withdrawal. Our reporting to the Internal Revenue Service will be based on our opinion of the taxable amount and whether the penalty tax applies.

IRA Payment Types 4 and 5. Based on Internal Revenue Service requirements, we will report systematic withdrawals to them as 100% taxable. It is our opinion under current federal income tax laws that the withdrawals will not be subject to an additional 10% federal income penalty tax because they will be part of a series of substantially equal periodic payments made for your life expectancy. We will thus report to the Internal Revenue Service that no penalty tax applies. If, however, you end systematic withdrawals before the later of your attaining age 59-1/2 or five years after the first payment, you will then be subject to both retroactive 10% federal penalty taxes on all systematic withdrawals made before 59-1/2 and federal interest penalties on those taxes. Unlike you, we may not end your systematic withdrawals before your retroactive penalty tax period has expired.

Other Systematic Withdrawal Conditions

Under payment types #1-3, if any withdrawal would cause your Certificate Value to be reduced below the minimum value specified in your Certificate, that withdrawal will not be made and will contact you about modifying the withdrawal amount and/or the payment frequency so that withdrawals may resume. Your systematic withdrawals will continue until we receive your written revocation, we discontinue the program, or the annuitant or an owner dies. Once authorization terminates, systematic withdrawals cannot be resumed again until after the next Certificate Anniversary. At that time a new systematic withdrawal request form will be required. All additional withdrawals after termination will be treated as regular withdrawals and surrender charges may apply.

Under IRA payment types #4 and 5, you may not make a withdrawal outside the program or surrender the Certificate during the period of systematic withdrawals. Also, you may not make any additional purchase payments to the Certificate. Your systematic withdrawals will continue in force until we receive your written revocation, you die, or we discontinue the program after the later of your attaining age 59-1/2 or five years after your first payment. Once your authorization terminates, systematic withdrawals may not be resumed. All additional withdrawals after termination will be treated as regular withdrawals and surrender charges may apply.

For other information of a general nature, including circumstances under which the surrender charge and/or the Fixed Account market value adjustment may apply to any withdrawals, see "Systematic Withdrawal Program" under "OTHER SERVICES".

                              Distributed by:
                     Keyport Financial Services Corp.
                  125 High Street, Boston, MA 02110-2712



                                Issued by:
                  Keyport Benefit Life Insurance Company
                  125 High Street, Boston, MA 02110-2712




KAO.PROS/KBLIC                                                  2239.6/99

Yes. I would like to receive the New York Keyport Advisor Optima Variable Annuity Statement of Additional Information.
Yes. I would like to receive the Statement of Additional Information for the Eligible Funds of:
AIM Variable Insurance Funds, Inc.
Alliance Variable Products Series Fund, Inc.
Liberty Variable Investment Trust
Mitchell Hutchins Series Trust
SteinRoe Variable Investment Trust
Templeton Variable Products Series Fund
Name
Address
City
State
Zip

                            BUSINESS REPLY MAIL

                FIRST CLASS MAIL PERMIT NO. 6719 BOSTON, MA

                     POSTAGE WILL BE PAID BY ADDRESSEE

                    KEYPORT BENEFIT LIFE INSURANCE CO.
                              125 HIGH STREET
                           BOSTON, MA 02110-2712

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                                 NECESSARY
                                 IF MAILED
                                  IN THE
                               UNITED STATES

                    STATEMENT OF ADDITIONAL INFORMATION

                      GROUP FLEXIBLE PURCHASE PAYMENT
                    DEFERRED VARIABLE ANNUITY CONTRACT
                                 ISSUED BY
                            VARIABLE ACCOUNT A
                                    OF
        KEYPORT BENEFIT LIFE INSURANCE COMPANY ("Keyport Benefit")




This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the New York Keyport Advisor Optima variable annuity prospectus dated July 1, 1999. The SAI is incorporated by reference into the prospectus. The prospectus is available, at no charge, by writing Keyport Benefit at 125 High Street, Boston, MA 02110 or by calling (800) 437-4466.


                             TABLE OF CONTENTS

                                                                     Page

Keyport Benefit Life Insurance Company................................2
Variable Annuity Benefits.............................................2
  Variable Annuity Payment Values.....................................2
  Re-Allocating Sub-Account Payments..................................3
Safekeeping of Assets.................................................4
Principal Underwriter.................................................4
Experts...............................................................4
Investment Performance................................................4
  Yield for Stein Roe Money Market Sub-Account........................5
Financial Statements..................................................6
  Variable Account A..................................................7
  Keyport Benefit Life Insurance Company..............................33


   The date of this statement of additional information is July 1, 1999.

                  KEYPORT BENEFIT LIFE INSURANCE COMPANY


Liberty Mutual Insurance Company ("Liberty Mutual"), a multi-line insurance company, is the ultimate corporate parent of Keyport Benefit. Liberty Mutual ultimately controls Keyport Benefit through the following intervening holding company subsidiaries: Liberty Mutual Equity Corporation, LFC Holdings Inc., Liberty Financial Companies, Inc. ("LFC"), SteinRoe Services, Inc. and Keyport Life Insurance Company. Liberty Mutual, as of December 31, 1998, owned, indirectly, approximately 72% of the combined voting power of the outstanding stock of LFC (with the balance being publicly held). For additional information about Keyport Benefit, see page 11 of the prospectus.


                         VARIABLE ANNUITY BENEFITS

Variable Annuity Payment Values

For each variable payment option, the total dollar amount of each periodic payment will be equal to: (a) the sum of all Sub-Account payments; less (b) the pro-rata amount of the annual Certificate Maintenance Charge.

The first payment for each Sub-Account will be determined by deducting any applicable Certificate Maintenance Charge and any applicable state premium taxes and then dividing the remaining value of that Sub-Account by $1,000 and multiplying the result by the greater of: (a) the applicable factor from the Certificate's annuity table for the particular payment option; or
(b) the factor currently offered by Keyport Benefit at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law.

The number of Annuity Units for each Sub-Account will be determined by dividing such first payment by the Sub-Account Annuity Unit value for the Valuation Period that includes the date of the first payment. The number of Annuity Units remains fixed for the annuity payment period. Each Sub-Account payment after the first one will be determined by multiplying (a) by (b), where: (a) is the number of Sub-Account Annuity Units; and (b) is the Sub-Account Annuity Unit value for the Valuation Period that includes the date of the particular payment.

Variable annuity payments will fluctuate in accordance with the investment results of the underlying Eligible Funds. In order to determine how these fluctuations affect annuity payments, Keyport Benefit uses an Annuity Unit value. Each Sub-Account has its own Annuity Units and value per Unit. The Annuity Unit value applicable during any Valuation Period is determined at the end of such period.

When Keyport Benefit first purchased Eligible Fund shares on behalf of the Variable Account, Keyport Benefit valued each Annuity Unit for each Sub-Account at a specified dollar amount. The Unit value for each Sub-Account in any Valuation Period thereafter is determined by multiplying the value for the prior period by a net investment factor. This factor may be greater or less than 1.0; therefore, the Annuity Unit may increase or decrease from Valuation Period to Valuation Period. For each assumed annual investment rate (AIR), Keyport Benefit calculates a net investment factor for each Sub-Account by dividing (a) by (b), where:

   (a) is equal to the net investment factor as defined in the prospectus without any deduction for the sales charge defined in (c)(ii) of the
        net investment factor formula; and

   (b) is the assumed investment factor for the current Valuation Period. The assumed investment factor adjusts for the interest assumed in determining the first variable annuity payment. Such factor for any
        Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the assumed annual investment rate (AIR). The AIR for Annuity Units based on the Contract's annuity tables is 5% per year. An AIR of 3% per year is also currently available upon Written Request.

With  a  particular  AIR, payments after the first  one  will  increase  or decrease from month to month based on whether the actual annualized investment return of the selected Sub-Account(s) (after deducting the Mortality and Expense Risk Charge) is better or worse than the assumed AIR percentage. If a given amount of Sub-Account value is applied to a particular payment option, the initial payment will be smaller if a 3% AIR is selected instead of a 5% AIR but, all other things being equal, the subsequent 3% AIR payments have the potential for increasing in amount by a larger percentage and for decreasing in amount by a smaller percentage. For example, consider what would happen if the actual annualized investment return (see the first sentence of this paragraph) is 9%, 5%, 3%, or 0%
between the time of the first and second payments. With an actual 9% return, the 3% AIR and 5% AIR payments would both increase in amount but the 3% AIR payment would increase by a larger percentage. With an actual 5% return, the 3% AIR payment would increase in amount while the 5% AIR payment  would  stay the same.  With an actual return of  3%,  the  3%  AIR payment would stay the same while the 5% AIR payment would decrease in amount. Finally, with an actual return of 0%, the 3% AIR and 5% AIR payments would both decrease in amount but the 3% AIR payment would decrease by a smaller percentage. Note that the changes in payment amounts described above are on a percentage basis and thus do not illustrate when, if ever, the 3% AIR payment amount might become larger than the 5% AIR payment amount. Note though that if Option A (Income for a Fixed Number of Years) is selected and payments continue for the entire period, the 3% AIR payment amount will start out being smaller than the 5% AIR payment amount but eventually the 3% AIR payment amount will become larger than the 5% AIR payment amount.

Re-Allocating Sub-Account Payments

The number of Annuity Units for each Sub-Account under any variable annuity option will remain fixed during the entire annuity payment period unless the payee makes a written request for a change. Currently, a payee can instruct Keyport Benefit to change the Sub-Account(s) used to determine the amount of the variable annuity payments 1 time every 12 months. The payee's request must specify the percentage of the annuity payment that is to be based on the investment performance of each Sub-Account. The percentage for each Sub-Account, if not zero, must be at least 5% and must be a whole number. At the end of the Valuation Period during which Keyport Benefit receives the request, Keyport Benefit will: (a) value the Annuity Units for each Sub-Account to create a total annuity value; (b) apply the new percentages the payee has selected to this total value; and (c) recompute the number of Annuity Units for each Sub-Account. This new number of units will remain fixed for the remainder of the payment period unless the payee requests another change.

                           SAFEKEEPING OF ASSETS

Keyport Benefit is responsible for the safekeeping of the assets of the Variable Account.

Keyport Benefit has responsibility for providing all administration of the Certificates and the Variable Account. This administration includes, but is not limited to, preparation of the Contracts and Certificates, maintenance of Certificate Owners' records, and all accounting, valuation, regulatory and reporting requirements. Keyport Benefit has contracted with Keyport Life Insurance Company, its corporate parent, to provide all administration for the Contracts and Certificates, as its agent. Keyport Benefit pays Keyport Life Insurance Company for the costs it incurs for providing those administrative services.

                           PRINCIPAL UNDERWRITER

The   Contract  and  Certificates,  which  are  offered  continuously,  are distributed by Keyport Financial Services Corp. ("KFSC"), which is an affiliate of Keyport Benefit.

                                  EXPERTS

The statutory-basis financial statements of Keyport Benefit Life Insurance Company (formerly American Benefit Life Insurance Company) as of December 31, 1998 and 1997, and for the years then ended, and the financial statements of Keyport Benefit Life Insurance Company-Variable Account A at December 31, 1998 and for the period from February 6, 1998 (commencement of operations) to December 31, 1998, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                          INVESTMENT PERFORMANCE

The Variable Account may from time to time quote performance information concerning its various Sub-Accounts. A Sub-Account's performance may also be compared to the performance of sub-accounts used with variable annuities offered by other insurance companies. This comparative information may be expressed as a ranking prepared by Financial Planning Resources, Inc. of Miami, FL (The VARDS Report), Lipper Analytical Services, Inc., or by Morningstar, Inc. of Chicago, IL (Morningstar's Variable Annuity Performance Report), which are independent services that compare the performance of variable annuity sub-accounts. The rankings are done on the basis of changes in accumulation unit values over time and do not take into account any charges (such as sales charges or administrative charges) that are deducted directly from contract values.

Ibbotson Associates of Chicago, IL provides historical returns from 1926 on capital markets in the United States. The Variable Account may quote the performance of its Sub-Accounts in conjunction with the long-term performance of capital markets in order to illustrate general long-term risk versus reward investment scenarios. Capital markets tracked by Ibbotson Associates include common stocks, small company stocks, long-term corporate bonds, long-term government bonds, U.S. Treasury Bills, and the U.S. inflation rate. Historical total returns are determined by Ibbotson Associates for: Common Stocks, represented by the Standard and Poor's Composite Stock Price Index (an unmanaged weighted index of 90 stocks prior to March 1957 and 500 stocks thereafter of industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market); Small Company Stocks, represented by the fifth capitalization quintile (i.e., the ninth and tenth deciles) of stocks on the New York Stock Exchange for 1926-1981 and by the performance of the Dimensional Fund Advisors Small Company 9/10 (for ninth and tenth deciles) Fund thereafter; Long Term Corporate Bonds, represented beginning in 1969 by the Salomon Brothers Long-Term High-Grade Corporate Bond Index, which is an unmanaged index of nearly all Aaa and Aa rated bonds, represented for 1946-1968 by backdating the Salomon Brothers Index using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers in computing its Index, and represented for 1925-1945 through the use of the Standard and Poor's monthly High-Grade
Corporate Composite yield data, assuming a 4% coupon and a 20-year maturity; Long-Term Government Bonds, measured each year using a portfolio containing one U.S. government bond with a term of approximately twenty years and a reasonably current coupon; U.S. Treasury Bills, measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the shortest-term bill having not less than one month to maturity; Inflation, measured by the Consumer Price Index for all Urban Consumers, not seasonably adjusted, since January, 1978 and by the Consumer Price Index before then. The stock capital markets may be contrasted with the corporate bond and U.S. government securities capital markets. Unlike an investment in stock, an investment in a bond that is held to maturity provides a fixed rate of return. Bonds have a senior priority to common stocks in the event the issuer is liquidated and interest on bonds is generally paid by the issuer before it makes any distributions to common stock owners. Bonds rated in the two highest rating categories are considered high quality and present minimal risk of default. An additional advantage of investing in U.S. government bonds and Treasury bills is that they are backed by the full faith and credit of the U.S. government and thus have virtually no risk of default. Although government securities fluctuate in price, they are highly liquid.

Yield for Stein Roe Money Market Sub-Account

Yield for the Stein Roe Money Market Sub-Account is calculated using the method prescribed by the Securities and Exchange Commission. Yield reflects the deduction of the annual 1.40% asset-based Certificate charge and, on an allocated basis, the Certificate's annual $36 Certificate Maintenance Charge. The yield does not reflect Contingent Deferred Sales Charges and premium tax charges. The yield would be lower if these charges were included. The following is the standardized formula:

Yield equals:   (A - B - 1) X  365
                   C           7

Where:

   A =  the Accumulation Unit value at the end of the 7-day period.

   B = hypothetical Certificate Maintenance Charge for the 7-day period. The assumed annual Stein Roe Money Market Sub-Account charge is equal to the $36 Certificate charge multiplied by a fraction equal to the average number of Certificates with Stein Roe Money Market Sub-Account value during the 7-day period divided by the average total number of Certificates during the 7-day period. This annual amount is converted to a 7-day charge by multiplying it by 7/365. It is then equated to an Accumulation Unit size basis by multiplying it by a fraction equal to the average value of one Stein Roe Money Market Sub-Account Accumulation Unit during the 7-day period divided by the average Certificate Value in Stein Roe Money Market Sub-Account during the 7-day period.

   C = the Accumulation Unit value at the beginning of the 7-day period.

The yield formula assumes that the weekly net income generated by an investment in the Stein Roe Money Market Sub-Account will continue over an entire year.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Keyport Benefit Life Insurance Company are included in the statement of additional information. The financial statements of Keyport Benefit Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                      Report of Independent Auditors


To the Board of Directors of Keyport Benefit Life Insurance Company and Contract Owners of Variable Account A


We have audited the accompanying statement of assets and liabilities of Keyport Benefit Life Insurance Company - Variable Account A as of December 31, 1998, and the related statement of operations and changes in net assets for the period from February 6, 1998 (commencement of operations) to December 31, 1998. These financial statements are the responsibility of Keyport Benefit Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Keyport Benefit Life Insurance Company - Variable Account A at December 31, 1998 and the results of its operations and changes in net assets for the period from February 6, 1998 (commencement of operations) to December 31, 1998, in conformity with generally accepted accounting principles.




Boston, Massachusetts                        /s/Ernst & Young LLP
March 12, 1999

        KEYPORT BENEFIT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A
                    Statement of Assets and Liabilities
                             December 31, 1998

Assets
 Investments at market value:
   AIM
    AIM Capital Appreciation Fund - 82 shares (cost $1,915)   $     2,074
    AIM Growth Fund - 75 shares (cost $1,516)                       1,853
    AIM International Equity Fund - 428 shares (cost $7,553)        8,395

   Alger American Fund
    Alger American Growth Portfolio - 13,408 shares
        (cost $607,309)                                           713,559
    Alger American Small Capitalization Portfolio -
        4,485 shares (cost $171,201)                              197,187

   Alliance Variable Products Series Fund, Inc.
    Alliance Global Bond Portfolio - 35,273 shares
        (cost $435,293)                                           438,090
    Alliance Premier Growth Portfolio - 47,599 shares
        (cost $1,265,854)                                       1,476,990
    Alliance Growth and Income Portfolio - 362 shares
        (cost $6,737)                                               7,901
    Alliance Real Estate Portfolio - 811 shares (cost $7,913)       7,936

   MFS Variable Insurance Trust
    MFS Bond Series - 20,398 shares (cost $229,492)               232,130
    MFS Emerging Growth Series - 17,263 shares
        (cost $298,807)                                           370,627
    MFS Research Series - 31,630 shares (cost $538,284)           602,548

   SteinRoe Variable Investment Trust
    SteinRoe Money Market Fund - 2,003,931 shares
        (cost $2,003,931)                                       2,003,931
    SteinRoe Special Venture Fund - 4,823 shares
        (cost $59,586)                                             65,689
    SteinRoe Balanced Fund - 67,022 shares
        (cost $1,083,481)                                       1,148,761
    SteinRoe Mortgage Securities Fund - 99,585 shares
        (cost $1,066,290)                                       1,074,528
    SteinRoe Growth Stock Fund - 14,449 shares
        (cost $561,924)                                           628,951

   Liberty Variable Investment Trust
    Colonial Growth and Income Fund - 92,525 shares
        (cost $1,447,575)                                       1,516,483
    SteinRoe Global Utilities Fund - 31,029 shares
        (cost $401,244)                                           426,962
    Colonial International Fund for Growth - 136,709
        shares (cost $253,230)                                    273,417
    Colonial Strategic Income Fund - 199,726 shares
        (cost $2,304,666)                                       2,212,965
    Colonial U.S. Stock Fund - 65,909 shares
        (cost $1,158,834)                                       1,238,429
    Newport Tiger Fund - 35,644 shares (cost $54,825)              55,961
    Colonial High Yield Securities Fund - 5,913 shares
        (cost $56,905)                                             55,052
    Colonial Small Cap Value Fund - 183 shares
        (cost $1,287)                                               1,575
    Liberty All-Star Equity Fund - 44,833 shares
        (cost $488,585)                                           533,514

         Total assets                                          15,295,508

Liabilities
 Due to Keyport Benefit Life Insurance Company (Note 2)           (51,747)

         Net assets                                           $15,243,761

Net Assets
 Variable annuity contracts (Note 5)                          $14,405,259
 Annuity reserves (Note 2)                                        838,502

         Net assets                                           $15,243,761

                          See accompanying notes.

        KEYPORT BENEFIT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A
             Statement of Operations and Changes in Net Assets
      For the Period February 6, 1998 (commencement of operations) to
                             December 31, 1998


                                         AIM Capital            AIM
                                      Appreciation Fund     Growth Fund
                                            1998                1998
Income
  Dividends                             $       55         $         108
 Expenses (Note 3)
  Mortality and expense risk
    and administrative charges                   2                     5
 Net investment income (expense)                53                   103
 Realized gain (loss)                           -                     -
 Unrealized appreciation (depreciation)
    during the period                          160                   233
 Net increase (decrease) in net assets
    from operations                            213                   336

 Purchase payments from contract owners      1,895                 1,250
 Transfers between accounts                    (34)                  267
 Contract terminations and annuity payouts      -                     -
 Other transfers to Keyport Benefit
     Life Insurance Company                     -                     -
 Net increase in net assets
     from contract transactions              1,861                 1,517

 Net assets at beginning of period              -                     -

 Net assets at end of period            $    2,074         $       1,853

                          See accompanying notes.

        KEYPORT BENEFIT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A
             Statement of Operations and Changes in Net Assets
      For the Period February 6, 1998 (commencement of operations) to
                             December 31, 1998


                                     AIM International     Alger American
                                       Equity Fund        Growth Portfolio
                                          1998                  1998
Income
  Dividends                              $       66         $          -
 Expenses (Note 3)
  Mortality and expense risk
    and administrative charges                   23                 1,303
 Net investment income (expense)                 43                (1,303)
 Realized gain (loss)                            -                    227
 Unrealized appreciation (depreciation)
    during the period                           946               106,250
 Net increase (decrease) in net assets
    from operations                             989               105,174

 Purchase payments from contract owners       7,500               548,549
 Transfers between accounts                     (94)               65,745
 Contract terminations and annuity payouts       -                 (5,909)
 Other transfers to Keyport Benefit
     Life Insurance Company                      -                     -
 Net increase in net assets
    from contract transactions                7,406               608,385

 Net assets at beginning of period               -                     -

 Net assets at end of period            $     8,395         $     713,559

                          See accompanying notes.

        KEYPORT BENEFIT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A
             Statement of Operations and Changes in Net Assets
      For the Period February 6, 1998 (commencement of operations) to
                             December 31, 1998


                                    Alger American Small   Alliance Global
                                 Capitalization Portfolio  Bond Portfolio
                                           1998                 1998
Income
   Dividends                            $        -          $          -
 Expenses (Note 3)
   Mortality and expense risk
    and administrative charges                  287                   821
 Net investment income (expense)               (287)                 (821)
 Realized gain (loss)                            30                  (107)
 Unrealized appreciation (depreciation)
    during the period                        25,986                 2,797
 Net increase (decrease) in net assets
    from operations                          25,729                 1,869

 Purchase payments from contract owners     139,884               465,440
 Transfers between accounts                  34,175                (5,389)
 Contract terminations and annuity payouts   (2,601)              (23,830)
 Other transfers to Keyport Benefit
    Life Insurance Company                       -                     -
 Net increase in net assets
    from contract transactions              171,458               436,221

 Net assets at beginning of period               -                     -

 Net assets at end of period            $   197,187        $      438,090

                          See accompanying notes.

        KEYPORT BENEFIT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A
             Statement of Operations and Changes in Net Assets
      For the Period February 6, 1998 (commencement of operations) to
                             December 31, 1998


                                     Alliance Premier  Alliance Growth and
                                     Growth Portfolio   Income Portfolio
                                          1998               1998
Income
   Dividends                            $         -        $          -
 Expenses (Note 3)
    Mortality and expense risk
      and administrative charges               2,625                  17
 Net investment income (expense)              (2,625)                (17)
 Realized gain (loss)                             10                   1
 Unrealized appreciation (depreciation)
    during the period                        211,136               1,164
 Net increase (decrease) in net assets
    from operations                          208,521               1,148

 Purchase payments from contract owners    1,176,221               6,250
 Transfers between accounts                  119,457                 503
 Contract terminations and annuity payouts   (27,209)                 -
 Other transfers to Keyport Benefit
    Life Insurance Company                        -                   -
 Net increase in net assets
    from contract transactions             1,268,469               6,753

 Net assets at beginning of period                -                   -

 Net assets at end of period            $  1,476,990       $       7,901

                          See accompanying notes.

        KEYPORT BENEFIT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A
             Statement of Operations and Changes in Net Assets
      For the Period February 6, 1998 (commencement of operations) to
                             December 31, 1998


                                       Alliance Real            MFS
                                     Estate Portfolio       Bond Series
                                           1998                 1998
Income
   Dividends                            $        -         $          -
 Expenses (Note 3)
    Mortality and expense risk
      and administrative charges                  9                  370
 Net investment income (expense)                 (9)                (370)
 Realized gain (loss)                             4                  127
 Unrealized appreciation (depreciation)
    during the period                            22                2,638
 Net increase (decrease) in net assets
    from operations                              17                2,395

 Purchase payments from contract owners       7,539              191,934
 Transfers between accounts                     380               38,419
 Contract terminations and annuity payouts       -                  (618)
 Other transfers to Keyport Benefit
    Life Insurance Company                       -                    -
 Net increase in net assets
    from contract transactions                7,919              229,735

 Net assets at beginning of period               -                    -

 Net assets at end of period           $      7,936        $     232,130

                          See accompanying notes.

        KEYPORT BENEFIT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A
             Statement of Operations and Changes in Net Assets
      For the Period February 6, 1998 (commencement of operations) to
                             December 31, 1998


                                         MFS Emerging         MFS
                                        Growth Series    Research Series
                                             1998             1998
Income
   Dividends                            $       -          $         -
 Expenses (Note 3)
   Mortality and expense risk
     and administrative charges                806                1,071
 Net investment income (expense)              (806)              (1,071)
 Realized gain (loss)                           96                  300
 Unrealized appreciation (depreciation)
     during the period                      71,819               64,264
 Net increase (decrease) in net assets
     from operations                        71,109               63,493

 Purchase payments from contract owners    293,402              515,692
 Transfers between accounts                 10,924               53,653
 Contract terminations and annuity payouts  (4,808)             (30,290)
 Other transfers to Keyport Benefit
     Life Insurance Company                     -                    -
 Net increase in net assets
    from contract transactions             299,518              539,055

 Net assets at beginning of period              -                    -

 Net assets at end of period            $  370,627         $    602,548

                          See accompanying notes.

        KEYPORT BENEFIT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A
             Statement of Operations and Changes in Net Assets
      For the Period February 6, 1998 (commencement of operations) to
                             December 31, 1998


                                      SteinRoe Money    SteinRoe Special
                                        Market Fund       Venture Fund
                                           1998               1998
Income
   Dividends                            $    264,105       $        -
 Expenses (Note 3)
   Mortality and expense risk
    and administrative charges                 3,248               151
 Net investment income (expense)             260,857              (151)
 Realized gain (loss)                            133                24
 Unrealized appreciation (depreciation)
    during the period                            603             6,104
 Net increase (decrease) in net assets
    from operations                          261,593             5,977

 Purchase payments from contract owners    2,491,179            60,143
 Transfers between accounts                 (360,032)            1,896
 Contract terminations and annuity payouts  (388,809)           (2,327)
 Other transfers to Keyport Benefit
    Life Insurance Company                   (51,009)               -
 Net increase in net assets
    from contract transactions             1,691,329            59,712

 Net assets at beginning of period                -                 -

 Net assets at end of period            $  1,952,922  $         65,689

                          See accompanying notes.

        KEYPORT BENEFIT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A
             Statement of Operations and Changes in Net Assets
      For the Period February 6, 1998 (commencement of operations) to
                             December 31, 1998


                                         SteinRoe     SteinRoe Mortgage
                                       Balanced Fund   Securities Fund
                                           1998             1998
Income
  Dividends                             $         -         $         -
 Expenses (Note 3)
  Mortality and expense risk
    and administrative charges                 2,004               2,244
 Net investment income (expense)              (2,004)             (2,244)
 Realized gain (loss)                             10                  77
 Unrealized appreciation (depreciation)
    during the period                         65,281               8,238
 Net increase (decrease) in net assets
    from operations                           63,287               6,071

 Purchase payments from contract owners    1,006,990             955,196
 Transfers between accounts                   82,673             116,105
 Contract terminations and annuity payouts    (4,189)             (2,844)
 Other transfers to Keyport Benefit
    Life Insurance Company                        -                   -
 Net increase in net assets
    from contract transactions             1,085,474           1,068,457

 Net assets at beginning of period                -                   -

 Net assets at end of period            $  1,148,761       $   1,074,528

                          See accompanying notes.

        KEYPORT BENEFIT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A
             Statement of Operations and Changes in Net Assets
      For the Period February 6, 1998 (commencement of operations) to
                             December 31, 1998


                                      SteinRoe Growth    Colonial Growth
                                        Stock Fund       and Income Fund
                                           1998                1998
Income
  Dividends                             $         -        $        -
 Expenses (Note 3)
  Mortality and expense risk
    and administrative charges                 1,055             2,575
 Net investment income (expense)              (1,055)           (2,575)
 Realized gain (loss)                           (156)              237
 Unrealized appreciation (depreciation)
    during the period                         67,027            68,352
 Net increase (decrease) in net assets
    from operations                           65,816            66,014

 Purchase payments from contract owners      479,178         1,275,389
 Transfers between accounts                   87,855           202,347
 Contract terminations and annuity payouts    (3,898)          (27,267)
 Other transfers to Keyport Benefit
    Life Insurance Company                        -               (556)
 Net increase in net assets
    from contract transactions               563,135         1,449,913

 Net assets at beginning of period                -                 -

 Net assets at end of period            $    628,951       $ 1,515,927

                          See accompanying notes.

        KEYPORT BENEFIT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A
             Statement of Operations and Changes in Net Assets
      For the Period February 6, 1998 (commencement of operations) to
                             December 31, 1998


                                   SteinRoe Global  Colonial International
                                    Utilities Fund      Fund for Growth
                                         1998                1998
Income
  Dividends                             $        -         $        -
 Expenses (Note 3)
  Mortality and expense risk
    and administrative charges                  669                569
 Net investment income (expense)               (669)              (569)
 Realized gain (loss)                           173                116
 Unrealized appreciation (depreciation)
    during the period                        25,661             20,183
 Net increase (decrease) in net assets
    from operations                          25,165             19,730

 Purchase payments from contract owners     388,031            237,494
 Transfers between accounts                  26,794             23,797
 Contract terminations and annuity payouts  (13,028)            (7,604)
 Other transfers to Keyport Benefit
    Life Insurance Company                      (56)                (5)
 Net increase in net assets
    from contract transactions              401,741            253,682

 Net assets at beginning of period               -                  -

 Net assets at end of period            $   426,906        $   273,412

                          See accompanying notes.

        KEYPORT BENEFIT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A
             Statement of Operations and Changes in Net Assets
      For the Period February 6, 1998 (commencement of operations) to
                             December 31, 1998


                                     Colonial Strategic    Colonial U.S.
                                         Income Fund        Stock Fund
                                            1998                1998
Income
  Dividends                             $         -        $        -
 Expenses (Note 3)
  Mortality and expense risk
    and administrative charges                 4,337             2,492
 Net investment income (expense)              (4,337)           (2,492)
 Realized gain (loss)                            (48)              360
 Unrealized appreciation (depreciation)
    during the period                        (90,986)           79,488
 Net increase (decrease) in net assets
    from operations                          (95,371)           77,356

 Purchase payments from contract owners    2,223,375         1,108,592
 Transfers between accounts                  257,850           106,120
 Contract terminations and annuity payouts  (172,889)          (53,639)
 Other transfers to Keyport Benefit
    Life Insurance Company                        -               (105)
 Net increase in net assets
    from contract transactions             2,308,336         1,160,968

 Net assets at beginning of period                -                 -

 Net assets at end of period            $  2,212,965       $ 1,238,324

                          See accompanying notes.

        KEYPORT BENEFIT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A
             Statement of Operations and Changes in Net Assets
      For the Period February 6, 1998 (commencement of operations) to
                             December 31, 1998


                                                      Colonial High Yield
                                  Newport Tiger Fund    Securities Fund
                                         1998                 1998
Income
  Dividends                             $        -         $       -
 Expenses (Note 3)
  Mortality and expense risk
    and administrative charges                   71                64
 Net investment income (expense)                (71)              (64)
 Realized gain (loss)                            (4)              (18)
 Unrealized appreciation (depreciation)
    during the period                         1,138            (1,854)
 Net increase (decrease) in net assets
    from operations                           1,063            (1,936)

 Purchase payments from contract owners      45,170            53,003
 Transfers between accounts                  10,261             3,985
 Contract terminations and annuity payouts     (533)               -
 Other transfers to Keyport Benefit
    Life Insurance Company                       -                 (2)
 Net increase in net assets
    from contract transactions               54,898            56,986

 Net assets at beginning of period               -                 -

 Net assets at end of period            $    55,961        $   55,050

                          See accompanying notes.

        KEYPORT BENEFIT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A
             Statement of Operations and Changes in Net Assets
      For the Period February 6, 1998 (commencement of operations) to
                             December 31, 1998


                                      Colonial Small    Liberty All-Star
                                      Cap Value Fund       Equity Fund
                                           1998                1998
Income
  Dividends                             $         -        $        -
 Expenses (Note 3)
  Mortality and expense risk
    and administrative charges                     4               996
 Net investment income (expense)                  (4)             (996)
 Realized gain (loss)                             -                189
 Unrealized appreciation (depreciation)
    during the period                            288            44,914
 Net increase (decrease) in net assets
    from operations                              284            44,107

 Purchase payments from contract owners        1,250           471,010
 Transfers between accounts                       41            42,221
 Contract terminations and annuity payouts        -            (23,824)
 Other transfers to Keyport Benefit
    Life Insurance Company                        -                (14)
 Net increase in net assets
    from contract transactions                 1,291           489,393

 Net assets at beginning of period                -                 -

 Net assets at end of period            $      1,575       $   533,500

                          See accompanying notes.

        KEYPORT BENEFIT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A
             Statement of Operations and Changes in Net Assets
      For the Period February 6, 1998 (commencement of operations) to
                             December 31, 1998



                                                           Total
                                                           1998
Income
  Dividends                                           $     264,334
 Expenses (Note 3)
  Mortality and expense risk
    and administrative charges                               27,818
 Net investment income (expense)                            236,516
 Realized gain (loss)                                         1,781
 Unrealized appreciation (depreciation)
    during the period                                       781,852
 Net increase (decrease) in net assets
    from operations                                       1,020,149

 Purchase payments from contract owners                  14,151,556
 Transfers between accounts                                 919,919
 Contract terminations and annuity payouts                 (796,116)
 Other transfers to Keyport Benefit
    Life Insurance Company                                  (51,747)
 Net increase in net assets
    from contract transactions                           14,223,612

 Net assets at beginning of period                               -

 Net assets at end of period                          $  15,243,761

                          See accompanying notes.

        KEYPORT BENEFIT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

                       Notes to Financial Statements
                             December 31, 1998

1.  Organization

The Variable Account A (the "Variable Account") was established on January 2, 1998 as a segregated investment account of Keyport Benefit Life Insurance Company (the "Company"). The Variable Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940 and invests in shares of eligible funds.
The Variable Account is a funding vehicle for group and individual variable annuity contracts. The Variable Account currently offers two contracts, distinguished principally by the level of expenses, surrender charges, and eligible fund options. The two contracts and their respective eligible fund options are as follows:

  Keyport Advisor Variable Annuity  Keyport Advisor Vista Variable Annuity

  Alger American Fund:              AIM:
   Alger American Growth Portfolio   AIM Capital Appreciation Fund
   Alger American Small              AIM Growth Fund
      Capitalization Portfolio       AIM International Equity

  MFS Variable Insurance Trust:     MFS Variable Insurance Trust:
   MFS Emerging Growth Series        MFS Emerging Growth Series
   MFS Research Series               MFS Research Series
                                     MFS Bond Series

  SteinRoe Variable Investment      SteinRoe Variable Investment
      Trust (SRVIT):                     Trust (SRVIT):
   SteinRoe Money Market Fund        SteinRoe Money Market Fund
   SteinRoe Special Venture Fund     SteinRoe Special Venture Fund
   SteinRoe Balanced Fund            SteinRoe Balanced Fund
   SteinRoe Mortgaged Securities     SteinRoe Growth Stock Fund
      Fund
   SteinRoe Growth Stock Fund

  Liberty Variable Investment       Liberty Variable Investment
      Trust (LVIT):                      Trust (LVIT):
   Colonial Growth and Income Fund   Colonial Growth and Income Fund
   SteinRoe Global Utilities Fund    SteinRoe Global Utilities Fund
   Colonial International Fund       Colonial Strategic Income Fund
      for Growth
   Colonial Strategic Income Fund    Colonial U.S. Stock Fund
   Colonial U.S. Stock Fund          Liberty All-Star Equity Fund
   Newport Tiger Fund                Colonial Small Cap Value Fund
   Liberty All-Star Equity Fund      Colonial High Yield Securities Fund

        KEYPORT BENEFIT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

1.  Organization (continued)

  Alliance Variable Products        Alliance Variable Products
      Series Fund, Inc:                 Series Fund, Inc:
   Alliance Global Bond Portfolio    Alliance Global Bond Portfolio
   Alliance Premier Growth Portfolio Alliance Premier Growth Portfolio
                                     Alliance Growth and Income Portfolio
                                     Alliance Real Estate Portfolio

2.  Significant Accounting Policies

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the Variable Account. Certain prior year amounts have been reclassified to conform to the current year's presentation.

Shares of the eligible funds are sold to the Variable Account at the reported net asset values. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on sales of investments are computed on the basis of identified cost of the investments sold.

Annuity reserves are computed for contracts in the income stage according to the 1983a Individual Annuity Mortality Table. The assumed investment rate is either 3.0%, 4.0%, 5.0% or 6.0% unless the annuitant elects otherwise, in which case the rate may vary from 3.0% to 6.0%, as regulated by the laws of the state of New York. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Variable Account by the Company.

Amounts due to Keyport Benefit Life Insurance Company represent mortality and expense risk and administrative charges earned by the Company in 1998 but not transferred to the Company until January 1999.

The operations of the Variable Account are included in the federal income tax return of the Company, which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code. The Company anticipates no tax liability resulting from the operations of the Variable Account. Therefore, no provision for income taxes has been charged against the Variable Account.

        KEYPORT BENEFIT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

3.  Expenses

There are no deductions made from purchase payments for sales charges at the time of purchase. In the event of a contract termination, a contingent deferred sales charge, based on a graded table of charges, is deducted. An annual contract maintenance charge of $36 to cover the cost of contract administration is deducted from each contractholder's account on the contract anniversary date. Daily deductions are made from each sub-account for assumption of mortality and expense risk at an effective annual rate of 1.25% of contract value. A daily deduction is also made for distribution costs incurred by the Company at an effective annual rate of 0.15% of contract value.

4.  Affiliated Company Transactions

Administrative services necessary for the operation of the Variable Account are provided by the Company. The Company has absorbed all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws. Stein Roe & Farnham, Inc., an affiliate of the Company, is the investment advisor to the SRVIT. Liberty Advisory Services Corporation, a wholly-owned subsidiary of the Company, is the investment advisor to the LVIT. Colonial Management Associates, Inc., an affiliate of the Company, is the investment sub-advisor to the LVIT. Keyport Financial Services Corp., a wholly-owned subsidiary of the Company, is the principal underwriter for SRVIT and LVIT. The investment advisors' compensation is derived from the mutual funds.

        KEYPORT BENEFIT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

5.  Unit Values

A summary of the accumulation unit values at December 31, 1998 and the accumulation units and dollar value outstanding at December 31, 1998 are as follows:

                                       UNIT
                                       VALUE       UNITS        DOLLARS
AIM Capital Appreciation Fund
  Keyport Advisor Vista             $11.091130      187.0050   $   2,074

AIM Growth Fund
  Keyport Advisor Vista              11.815758      156.8355       1,853

AIM International Equity Fund
  Keyport Advisor Vista               9.997160      839.7241       8,395

Alger American Growth Portfolio
  Keyport Advisor                    17.928398   39,233.0573     703,386

Alger American Small Capitalization Portfolio
  Keyport Advisor                    12.685024   13,187.4168     167,283

Alliance Global Bond Portfolio
  Keyport Advisor                    11.041874   37,827.9406     417,691

Alliance Premier Growth Portfolio
  Keyport Advisor                    19.645990   72,221.4541   1,418,862

Alliance Growth and Income Portfolio
  Keyport Advisor Vista              10.894009      725.2682       7,901

Alliance Real Estate Portfolio
  Keyport Advisor Vista               9.019247      879.8745       7,936

MFS Bond Series
  Keyport Advisor Vista              10.239799   22,669.3616     232,130

MFS Emerging Growth Series
  Keyport Advisor                    15.454973   23,981.0630     370,627

MFS Research Series
  Keyport Advisor                    14.399988   38,021.4961     547,509

        KEYPORT BENEFIT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

5.  Unit Values (continued)

                                       UNIT
                                       VALUE       UNITS        DOLLARS
SteinRoe Money Market Fund
  Keyport Advisor                   $14.283805   98,844.1188  $1,411,870
  Dollar Cost Averaging              10.203180   19,658.6719     200,581

SteinRoe Special Venture Fund
  Keyport Advisor                    25.351276    2,591.1558      65,689

SteinRoe Balanced Fund
  Keyport Advisor                    27.188237   42,018.6170   1,142,412

SteinRoe Mortgage Securities Fund
  Keyport Advisor                    18.825527   56,959.9473   1,072,301

SteinRoe Growth Stock Fund
  Keyport Advisor                    44.828835   13,510.3866     605,655

Colonial Growth and Income Fund
  Keyport Advisor                    21.211314   68,719.8638   1,457,639

SteinRoe Global Utilities Fund
  Keyport Advisor                    17.923199   23,195.9962     415,746

Colonial International Fund for Growth
  Keyport Advisor                    10.761067   25,407.5636     273,412

Colonial Strategic Income Fund
  Keyport Advisor                    14.237231  144,486.3679   2,057,086

Colonial U.S. Stock Fund
  Keyport Advisor                    24.622292   48,450.6467   1,192,966

Newport Tiger Fund
  Keyport Advisor                     7.866774    7,113.6011      55,961

Colonial High Yield Securities Fund
  Keyport Advisor Vista               9.631230    5,715.8216      55,050

Colonial Small Cap Value Fund
  Keyport Advisor Vista               8.575210      183.6356       1,575

Liberty All-Star Equity Fund
  Keyport Advisor Vista              11.777423   43,444.9041     511,669

                                                850,231.7948 $14,405,259

        KEYPORT BENEFIT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

6.  Purchases and Sales of Securities

The cost of shares purchased and proceeds from shares sold by the Variable Account during 1998 are shown below:


                                              Purchases         Sales

AIM Capital Appreciation Fund               $      1,917     $        2

AIM Growth Fund                                    1,518              3

AIM International Equity Fund                      7,566             14

Alger American Growth Portfolio                  615,569          8,487

Alger American Small Capitalization Portfolio    172,070            899

Alliance Global Bond Portfolio                   520,667         85,267

Alliance Premier Growth Portfolio              1,285,780         19,935

Alliance Growth and Income Portfolio               6,744              8

Alliance Real Estate Portfolio                     9,408          1,499

MFS Bond Series                                  281,730         52,364

MFS Emerging Growth Series                       304,450          5,739

MFS Research Series                              596,745         58,762

SteinRoe Money Market Fund                     2,569,116        565,185

SteinRoe Special Venture Fund                     61,701          2,139

SteinRoe Balanced Fund                         1,085,018          1,546

        KEYPORT BENEFIT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

6.  Purchases and Sales of Securities (continued)

The cost of shares purchased and proceeds from shares sold by the Variable Account during 1998 are shown below:

                                              Purchases         Sales

SteinRoe Mortgage Securities Fund           $  1,111,003     $   44,790

SteinRoe Growth Stock Fund                       573,851         11,772

Colonial Growth and Income Fund                1,478,534         31,196

SteinRoe Global Utilities Fund                   419,235         18,162

Colonial International Fund for Growth           261,538          8,424

Colonial Strategic Income Fund                 2,454,870        150,870

Colonial U.S. Stock Fund                       1,206,934         48,457

Newport Tiger Fund                                55,427            599

Colonial High Yield Securities Fund               61,352          4,429

Colonial Small Cap Value Fund                      1,289              2

Liberty All-Star Equity Fund                     527,697         39,301

                                            $ 15,671,729     $1,159,851

        KEYPORT BENEFIT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

7.  Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

8.  Year 2000 (Unaudited)

The Company relies significantly on computer systems and applications in its operations. Many of these systems are not presently Year 2000 compliant. These systems use programs that were designed and developed
without considering the impact of the upcoming change in the century.   Any
of the Company's computer programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. The Company's business, financial condition and results of operations could be materially and adversely affected by the failure of the Company's systems and applications (and those operated by third parties interfacing with the Company's systems and applications) to properly operate or manage these dates.

In addressing the Year 2000 issue, the Company has completed an inventory of its computer programs and assessed its Year 2000 readiness. The Company's computer programs include internally developed programs, third-party purchased programs and third-party custom developed programs. For programs which were identified as not being Year 2000 ready, the Company has implemented a remedial plan which includes repairing or replacing the programs and appropriate testing for Year 2000. The remediation plan is substantially complete and is currently in the final testing phase. The Company also identified its non-information technology systems with respect to Year 2000 issues. The Company initiated remediation efforts in this area and expects to complete this phase during 1999.

        KEYPORT BENEFIT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

8.  Year 2000 (Unaudited) (continued)

In addition, the Company has initiated communication with significant financial institutions, distributors, suppliers and others with which it does business to determine the extent to which the Company's systems are vulnerable by the failure of others to remediate their own Year 2000
issues.   The Company has received feedback from such parties and is in the process of independently confirming information received from other parties with respect to their year 2000 issues. The Company is developing, and will continue to develop, contingency plans for dealing with any adverse effects that become likely in the event the Company's remediation plans are not successful or third parties fail to remediate their own Year 2000 issues. The Company expects contingency planning to be substantially complete by June 1999. If necessary modifications and conversions are not made, or are not timely completed, or if the systems of the companies on which the Company's interface system relies are not timely converted, the Year 2000 issues could have a material impact on the financial condition and results of operations of the Company. However, the Company believes that with modifications to existing software and conversions to new software, the Year 2000 issue will not pose significant operational problems for its computer systems.

                      Report of Independent Auditors


The Board of Directors
Keyport Benefit Life Insurance Company


We have audited the accompanying statutory-basis balance sheet of Keyport Benefit Life Insurance Company (formerly American Benefit Life Insurance Company) as of December 31, 1998 and 1997, and the related statutory-basis statements of operations, capital and surplus, and cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles are described in Note 2. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In  our  opinion,  because of the effects of the matter  described  in  the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Keyport Benefit Life Insurance Company at December 31, 1998 and 1997, or the results of its operations or its cash flow for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Keyport Benefit Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flow for the years then ended in conformity with accounting practives prescribed or permitted by the State of New York Insurance Department.



Boston, Massachusetts                                 /s/Ernst & Young LLP
January 28, 1999

                  KEYPORT BENEFIT LIFE INSURANCE COMPANY
            (formerly American Benefit Life Insurance Company)

                       BALANCE SHEET-STATUTORY-BASIS
                              (in thousands)

                                                 December 31
                                           1998               1997
ADMITTED ASSETS

Cash and invested assets:
 Bonds                                          $   12,546   $    2,996
 Cash and short-term investments                    39,386        3,451
     Total cash and invested assets                 51,932        6,447

Accrued investment income                              350           87
Other assets                                           604            3
Separate account assets                             17,448        2,778

     Total admitted assets                      $   70,334   $    9,315

LIABILITIES AND CAPITAL AND (DEFICIT) SURPLUS

Liabilities:
 Reserves for future policy benefits            $   40,996   $      169
 Policy and contract claims                             62           47
 Interest maintenance reserve                           33           39
    Total policy and contract liabilities           41,091          255

 Accounts payable and accrued expenses                  64          106
 Federal income taxes payable                           -            87
 Separate account liabilities                       17,448        2,778
    Total liabilities                               58,603        3,226

Capital and (deficit) surplus:
 Common stock, $2.00 par value; authorized
  1,000 shares; issued and outstanding
  1,000 shares                                       2,000        2,000
 Paid-in surplus                                    10,000        2,500
 Unassigned (deficit) surplus                         (269)       1,589
    Total capital and surplus                       11,731        6,089

    Total liabilities and capital and
       (deficit) surplus                        $   70,334   $    9,315

                          See accompanying notes.

                  KEYPORT BENEFIT LIFE INSURANCE COMPANY
            (formerly American Benefit Life Insurance Company)

                  STATEMENT OF OPERATIONS-STATUTORY-BASIS
                              (in thousands)

                                                  Year Ended December 31
                                                     1998        1997

Revenues:
 Premiums and annuity considerations              $  42,046    $     37
 Deposit-type funds                                  13,000          -
 Considerations for supplementary contracts             723          -
 Separate account fee income                             28          46
 Net investment income                                  921         571
 Other revenues                                           5          -

      Total revenues                                 56,723         654

Benefits and expenses:
 Increase in reserves for future policy benefits     40,721           1
 Surrender benefits                                   1,296       1,312
 Annuity benefits                                       770          28
 Other benefits                                          24          28
                                                     42,811       1,369
Other operating expenses:
 Commissions                                          3,153           3
 General insurance expenses                             864         389
 Taxes, licenses, and fees                               14          27
 Net transfers to (from) separate accounts           12,588      (1,310)

      Total benefits and expenses                    59,430         478

      (Loss) income before federal income tax
          (benefit) expense                          (2,707)        176

Federal income tax (benefit) expense                   (949)         66

Net (loss) income                                 $  (1,758)   $    110

                          See accompanying notes.

                  KEYPORT BENEFIT LIFE INSURANCE COMPANY
            (formerly American Benefit Life Insurance Company)

        STATEMENT OF CAPITAL AND (DEFICIT) SURPLUS-STATUTORY-BASIS
                              (in thousands)

                                           Separate
                                            Account  Unassigned   Total
                        Common  Paid-in  Contingency (Deficit) Captial and
                         Stock  Surplus    Reserve    Surplus    Surplus

Balances at
    January 1, 1997    $  2,000 $  5,000  $     92   $   1,328   $  8,420

 Net income                                                110        110
 Change in asset
    valuation reserve                                       59         59
 Transfer of
    Contingency reserve                        (92)         92         -
 Dividends paid                   (2,500)                          (2,500)
Balances at
    December 31, 1997     2,000    2,500        -        1,589      6,089

 Net loss                                               (1,758)    (1,758)
 Change in non-admitted
    Assets                                                (100)      (100)
 Capital contribution              7,500                            7,500

Balances at
    December 31, 1998  $  2,000 $ 10,000  $     -    $    (269)  $ 11,731





                          See accompanying notes.

                  KEYPORT BENEFIT LIFE INSURANCE COMPANY
            (formerly American Benefit Life Insurance Company)

                  STATEMENT OF CASH FLOW-STATUTORY-BASIS
                              (in thousands)

                                               Year Ended December 31
                                                 1998          1997

Operations:
 Premiums and annuity considerations          $   55,769    $       38
 Net investment income received                      671           648
 Benefits paid                                    (2,076)       (1,365)
 Commissions and other expenses                   (4,067)         (341)
 Net transfers (to) from separate account        (13,453)        1,317
 Separate account fee income                          28            46
 Other revenues received less other expenses           4            (1)
 Federal income taxes paid                          (172)         (126)
    Net cash provided by operations               36,704           216

Investment activities:
 Proceeds from sales, maturities, or
    repayments of bonds                            1,000         5,743
 Cost of bonds acquired                          (10,575)         (294)
    Net cash (used in) provided by
       investment activities                      (9,575)        5,449

Financing and other activities:
 Capital contribution received                     7,500            -
 Dividend paid                                        -         (2,500)
 Other applications, net                           1,306             1
    Net cash provided by (used in)
       financing and other activities              8,806        (2,499)

Net increase in cash and short-term
    Investments                                   35,935         3,166
Cash and short-term investments:
    Beginning of year                              3,451           285
    End of year                               $   39,386    $    3,451

                          See accompanying notes.

                  KEYPORT BENEFIT LIFE INSURANCE COMPANY
            (formerly American Benefit Life Insurance Company)

               NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1.   Organization

On January 2, 1998, Keyport Life Insurance Company acquired the common stock of American Benefit Life Insurance Company, renamed Keyport Benefit Life Insurance Company (the "Company") on March 31, 1998. Keyport Benefit Life Insurance Company is licensed in the State of New York and Rhode Island and offers fixed and variable annuities and accident and health policies.

The Company is a wholly-owned subsidiary of Keyport Life Insurance Company ("Keyport Life"). Keyport Life is a wholly-owned subsidiary of SteinRoe Services Incorporated ("SteinRoe"). SteinRoe is a wholly-owned subsidiary of Liberty Financial Companies, Incorporated ("Liberty Financial"), which is a majority owned, indirect subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual").

2.   Summary of Significant Accounting Policies

(a) Basis of Presentation

The accompanying financial statements have been prepared in accordance with insurance accounting practices prescribed or permitted by the New York State Insurance Department. These practices differ from generally accepted accounting principles ("GAAP"). The more significant variances between statutory and GAAP are as follows: (a) the costs related to acquiring and renewing business are charged to current operations as incurred rather than deferred and amortized over the premium paying period or in proportion to the present value of expected gross profits; (b) policy reserves are based on statutory mortality and interest requirements rather than full account value; (c) deferred federal income taxes are not provided for the difference between the financial reporting and tax bases of assets and liabilities for statutory purposes, whereas, they are required for GAAP;
(d) certain assets designated as "non-admitted assets" (principally furniture and equipment, leasehold improvements, and certain agents' debit balances) have been excluded from the balance sheet through a charge to surplus; (e) bonds are generally carried at amortized cost irrespective of the Company's investment portfolio activity; (f) the asset valuation reserve (AVR), which is in the nature of a contingency reserve for possible losses on investments, is recorded as a liability through a charge to surplus, and (g) the interest maintenance reserve (IMR), which is designed to include deferred realized gains and losses (net of applicable federal income taxes) due to interest rate changes on fixed income investments, is also recorded as a liability. These deferred net realized investment gains or losses are amortized into future income generally over the original period to maturity of the assets sold.

                  KEYPORT BENEFIT LIFE INSURANCE COMPANY
            (formerly American Benefit Life Insurance Company)

         NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (continued)


2.   Summary of Significant Accounting Policies (continued)

Other significant accounting practices are as follows:

(b) Permitted Statutory Accounting Practices

The Company's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the New York State Insurance Department. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners ("NAIC"). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

In 1998, the NAIC adopted codified statutory accounting principles ("Codification"). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the state of New York must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. At this time it is unclear whether the state of New York will adopt Codification. Management has not yet determined the impact of Codification to the Company's statutory-basis financial statements.

(c) Investments

All investments are valued in accordance with guidelines provided by the NAIC. Bonds are carried at amortized cost, except for those bonds in or near default, which are recorded at lower of amortized cost or fair value. Realized investment gains and losses are calculated on a first-in, first-out basis.

Net realized investment gains or losses include gains on sales of equity securities and credit related gains and losses on fixed maturities, net of applicable federal income taxes. Interest related realized investment gains or losses are deferred in the IMR and amortized under the grouped method. The grouped method classifies realized investment gains and losses, net of applicable taxes, according to the number of calendar years to expected maturity. The groupings are in bands of five calendar years with amortization factors for each band provided by the NAIC's Securities Valuation Office.

                  KEYPORT BENEFIT LIFE INSURANCE COMPANY
            (formerly American Benefit Life Insurance Company)

         NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (continued)

2.   Summary of Significant Accounting Policies (continued)

(d) Cash and Short-Term Investments

Cash and short term investments represent cash balances and investments with original maturities of one year or less.

(e) Separate Accounts

Separate account assets, which are valued at fair value, consist principally of investments in mutual funds and are included as a separate caption in the balance sheet. The contractholders bear the investment risk. Investment income and changes in asset values related to policyholders are fully allocated to variable annuity and variable life policyholders and, therefore, do not affect the operating results of the Company. The Company provides administrative services and bears the mortality risk related to these contracts. The statement of operations includes the premiums, benefits and other items (including transfers to and from the separate account) arising from the operations of the separate account.

(f) Fair Value of Financial Instruments

The following methods and assumptions were used by the Company in determining estimated fair values of financial instruments:

Fixed maturities: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturities not actively traded, the estimated fair values are determined using values from independent pricing services, or, in the case of private placements, are determined by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the securities.

Cash and short-term investments: The carrying value of cash and short-term investments approximates fair value.

Reserves for future policy benefits: Deferred annuity contracts are assigned fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of the future cash flows at current pricing rates.

(g) Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

(h) Reclassifications

Certain prior year amounts have been reclassified to conform to the current year presentation.

                  KEYPORT BENEFIT LIFE INSURANCE COMPANY
            (formerly American Benefit Life Insurance Company)

         NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (continued)

3.   Investments

(a) Fixed Maturities

The carrying value and fair value of investments in fixed maturities as of December 31, 1998 and 1997 are as follows (in thousands):

                                          December 31, 1998
                                         Gross        Gross
                            Carrying   Unrealized   Unrealized     Fair
                              Value       Gains       Losses       Value

U.S. Treasury securities   $  12,546    $     79    $    (105)  $  12,520

                                          December 31, 1997
                                         Gross        Gross
                            Carrying   Unrealized   Unrealized     Fair
                              Value       Gains       Losses       Value

U.S. Treasury securities   $   2,996    $     64    $      -    $   3,060

(b) Contractual Maturities

The carrying value and fair value of fixed maturities by contractual maturity as of December 31, 1998 are as follows (in thousands):

                                                  December 31, 1998
                                               Carrying            Fair
                                                 Value            Value
Due in one year or less                       $     999        $   1,030
Due after one year through five years            11,547           11,490
         Total fixed maturities               $  12,546        $  12,520

                  KEYPORT BENEFIT LIFE INSURANCE COMPANY
            (formerly American Benefit Life Insurance Company)

         NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (continued)

3.   Investments (continued)

At December 31, 1998 and 1997, bonds with an amortized cost of $499,532 and $500,000, respectively, were on deposit with state insurance departments to satisfy regulatory authorities.

(c) Net Investment Income

Net investment income is summarized as follows (in thousands):

                                              Year Ended December 31
                                               1998             1997

Bonds                                        $     243      $      502
Cash and short-term investments                    673              76
      Gross investment income                      916             578
Investment expenses                                 -              (15)
                                                   916             563
Amortization of interest maintenance reserve         5               8
      Net investment income                  $     921      $      571

There were no non-income producing bonds as of December 31, 1998 and 1997.

4.   Federal Income Taxes

Income taxes are calculated as if the Company filed its own income tax return. For 1998, the Company will file a consolidated return with Keyport Life and Independence Life and Annuity Company. The Company will be eligible to file a consolidated return with Liberty Financial beginning in 2003. The method of allocation is subject to a written agreement and is based upon separate return calculations with current credit for net losses incurred to the extent those losses are used in the consolidated return. This written agreement is pending approval from the state of Rhode Island. For 1997, the Company filed a consolidated return with its former parent, American Republic Insurance Company.

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate of 35% for the following reasons (in thousands):

                                                Year ended December 31
                                                 1998             1997

Computed expected tax (benefit) expense        $    (947)      $      62
Other, net                                            (2)              4

    Federal income tax (benefit) expense       $    (949)      $      66

       Taxes recoverable of $1,034,000 are included in other assets.

                  KEYPORT BENEFIT LIFE INSURANCE COMPANY
            (formerly American Benefit Life Insurance Company)

         NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (continued)

5.  Transactions with Affiliated Companies

The Company reimbursed Keyport Life for corporate general and administrative expenses and corporate overhead, such as executive and legal support. The total amount reimbursed in 1998 was $318,590. In 1997, the Company reimbursed American Republic Life Insurance Company (former parent) $69,415 for the cost of services that it provided to the Company.

6.   Dividend Restrictions

The maximum amount of dividends which can be paid by the Company without prior approval of the Insurance Commissioner of the State of New York is subject to restrictions related to statutory surplus and statutory adjusted net investment income. The Company has not paid dividends since the acquisition by Keyport Life.

7.  Commitments and Contingencies

(a) Leases

The Company leases its home office, data processing equipment, furniture and certain office facilities from others, under operating leases expiring in various years through 2006. Rental expense amounted to $9,450 and $16,316 for the years ended December 31, 1998 and 1997, respectively. The following are the minimum future rental payments under noncancelable operating leases having remaining terms in excess of one year at December 31, 1998:

            1999                                   $    13,200
            2000                                        13,200
            2001                                        13,200
            2002                                        15,000
            2003                                        15,000
            Thereafter                                  45,000

            Total minimum future rental payments   $   114,600

(b) Other Matters

The Company is involved, from time to time, in litigation incidental to its business. In the opinion of management, the resolution of such litigation is not expected to have a material adverse effect on the Company's financial position.

                  KEYPORT BENEFIT LIFE INSURANCE COMPANY
            (formerly American Benefit Life Insurance Company)

         NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (continued)

8. Annuity Reserves

At December 31, 1998, the Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows (in thousands):

                                                        Amount    Percent
Subject to discretionary withdrawal (with adjustment)
  At book value less current surrender charge of 5%
    or more                                           $  39,873    69.3%
  At market value                                        16,702    29.1%
  Total with adjustment or at market value               56,575    98.4%
Subject to discretionary withdrawal (without
    adjustment) at book value with minimal or no
    charge or adjustment                                    943     1.6%
Not subject to discretionary withdrawal                      -       -

Total annuity reserves and deposit fund liabilities   $  57,518   100.0%

The carrying value and fair value of the Company's reserves for future policy benefits at December 31, 1998 was $40.9 million and $40.8 million, respectively.

9. Separate Accounts

At December 31, 1998, the Company had reserves for nonguaranteed separate accounts subject to discretionary withdrawal at market value of $17.4 million. A reconciliation of the amounts transferred to and from the separate accounts is presented below (in thousands):

                                              Year ended December 31, 1998
Transfers as reported in the Summary of
  Operations of the Separate Accounts
  Statement:
Transfers from separate accounts                       $     (1,529)
Transfers to separate accounts                               14,153
Net transfers from separate accounts                         12,624
Reconciling adjustments:
  Other transfers                                                36
Transfers as reported in the Summary of Operations
  of the Life, Accident & Health Annual Statement      $     12,588

                  KEYPORT BENEFIT LIFE INSURANCE COMPANY
            (formerly American Benefit Life Insurance Company)

         NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (continued)

10.   Risk-Based Capital

Life and health insurance companies are required to calculate Risk-Based Capital ("RBC") in accordance with instructions set forth by the NAIC. RBC is a means of setting the capital standards for insurance companies to support their operations and encompasses various risks associated with the business including asset quality, premium volume, policy reserves, and interest rates. The RBC is then compared to the Company's total adjusted capital, which is comprised of reported capital and surplus adjusted for the asset valuation reserve. The Company's capital and surplus exceeds the RBC requirements at December 31, 1998.

11.  Year 2000 (Unaudited)

The Company relies significantly on computer systems and applications in its operations. Many of these systems are not presently Year 2000 compliant. These systems use programs that were designed and developed without considering the impact of the upcoming change in the century. Any of the Company's computer programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. The Company's business, financial condition and results of operations could be materially and adversely affected by the failure of the Company's systems and applications (and those operated by third parties interfacing with the Company's systems and applications) to properly operate or manage these dates.

In addressing the Year 2000 issue, the Company has completed an inventory of its computer programs and assessed its Year 2000 readiness. The Company's computer programs include internally developed programs, third-party purchased programs and third-party custom developed programs. For programs which were identified as not being Year 2000 ready, the Company has implemented a remedial plan which includes repairing or replacing the programs and appropriate testing for Year 2000. The remediation plan is substantially complete and is currently in the final testing phase. The Company also identified its non-information technology systems with respect to Year 2000 issues. The Company initiated remediation efforts in this area and expects to complete this phase during 1999.

                  KEYPORT BENEFIT LIFE INSURANCE COMPANY
            (formerly American Benefit Life Insurance Company)

         NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (continued)

11.  Year 2000 (Unaudited)(continued)

In addition, the Company has initiated communication with significant financial institutions, distributors, suppliers and others with which it does business to determine the extent to which the Company's systems are vulnerable by the failure of others to remediate their own Year 2000 issues. The Company has received feedback from such parties and is in the process of independently confirming information received from other parties with respect to their year 2000 issues. The Company is developing, and will continue to develop, contingency plans for dealing with any adverse effects that become likely in the event the Company's remediation plans are not successful or third parties fail to remediate their own Year 2000 issues. The Company expects contingency planning to be substantially complete by June 1999. If necessary modifications and conversions are not made, or are not timely completed, or if the systems of the companies on which the Company's interface system relies are not timely converted, the Year 2000 issues could have a material impact on the financial condition and results of operations of the Company. However, the Company believes that with modifications to existing software and conversions to new software, the Year 2000 issue will not pose significant operational problems for its computer systems.